  AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 22, 2000.
                                                                   File No. 333-
                                                                   File No. 811-

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

                REGISTRATION STATEMENT UNDER THE SECURITIES
                                ACT OF 1933                                           [X]

                   Pre-Effective Amendment No.                                        [ ]
                                               ---------

                   Post-Effective Amendment No.                                       [ ]
                                                ---------

                                   and/or

                REGISTRATION STATEMENT UNDER THE INVESTMENT
                            COMPANY ACT OF 1940                                       [X]

                          Amendment No.                                               [ ]
                                        ---------
                     (Check appropriate box or boxes.)

                                PNC ADVISORS FUND
     -----------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                               1600 MARKET STREET
                        PHILADELPHIA, PENNSYLVANIA 19103
     -----------------------------------------------------------------------
               (Address of Principal Executive Offices, Zip Code)

        Registrant's Telephone Number, including Area Code (215) 585-6720
                                                          ------------------


     -----------------------------------------------------------------------
                     (Name and Address of Agent for Service)

                                   Copies to:

              LEAH TOMPKINS, ESQ.                                       W. JOHN MCGUIRE, ESQ.
              PNC Bank, National Association                            Morgan, Lewis & Bockius LLP
              Legal Department                                          1800 M Street, N.W.
              1600 Market Street                                        Washington, DC  20036
              Philadelphia, PA  19103

  Approximate date of Proposed Public Offering:      As soon as practicable after the effective date of this
                                                     Registration Statement

Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission acting pursuant to said Section 8(a) may determine.

                                                           PNC ADVISORS FUND(SM)


                                                                  PROFILE SERIES

                                                       PRESERVATION PROFILE FUND
                                                       CONSERVATIVE PROFILE FUND
                                                           MODERATE PROFILE FUND
                                                           BALANCED PROFILE FUND
                                                             GROWTH PROFILE FUND
                                                         AGGRESSIVE PROFILE FUND

                                                                  SERVICE SHARES

                                                                      PROSPECTUS

                                                             _____________, 2000








THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE MUTUAL FUND SHARES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

              NOT FDIC INSURED - MAY LOSE VALUE - NO BANK GUARANTEE

CONTENTS

                                                                                                                         PAGE

INTRODUCTION TO THE PNC ADVISORS FUND(SM)..................................................................................1

FUND SUMMARY - INVESTMENT OBJECTIVES.......................................................................................1

FUND SUMMARY - INVESTMENT STRATEGY.........................................................................................1

FUND SUMMARY - PRINCIPAL RISKS.............................................................................................2

FUND PERFORMANCE...........................................................................................................4

FUND FEE INFORMATION.......................................................................................................8

MORE INFORMATION ABOUT THE PROFILE SERIES..................................................................................9

DESCRIPTION OF UNDERLYING FUNDS...........................................................................................10

ADDITIONAL INFORMATION ABOUT RISK.........................................................................................16

MANAGEMENT OF THE PNC ADVISORS Fund.......................................................................................17

SHAREHOLDER INFORMATION...................................................................................................18

DISTRIBUTIONS AND TAXES...................................................................................................19

INTRODUCTION TO THE PNC ADVISORS FUND(SM)

The PNC Advisors Fund is a registered, open-end investment company that offers shares of separate investment portfolios, or funds, to investors. This prospectus provides information about the PNC Advisors Fund's "Profile Series" (each a "Fund" and together, the "Funds"), a group of funds that pursue their investment goals by investing primarily in a mix of other funds. Because they primarily invest in shares of other funds, instead of individual stocks or bonds, the Funds are called "funds of funds."

The following summaries describe the key attributes of each of the Profile Series and provide a discussion of Fund performance and fees. More detailed information about the Funds follows the summaries.



FUND SUMMARY - INVESTMENT OBJECTIVES

Each Fund has its own investment objective and risk/return characteristics. In general, the Funds with higher risk/return profiles allocate more of their investments to equity funds and less to fixed income funds and money market funds. This allocation depends on whether a Fund's goal is more oriented toward growth of capital (most risk), total return (moderate risk), preservation of capital (least risk) or a mix of the three. The Funds' objectives are listed in order of lowest risk to highest risk based on their risk/return profiles.

PRESERVATION PROFILE FUND - Preserve capital while seeking current income with some long-term growth of capital potential.

CONSERVATIVE PROFILE FUND - Total return through a combination of current income and long-term growth of capital.

MODERATE PROFILE FUND - Total return through a combination of long-term growth of capital and current income.

BALANCED PROFILE FUND - Total return through a combination of long-term growth of capital and current income.

GROWTH PROFILE FUND - Total return through a combination of long-term growth of capital and some current income.

AGGRESSIVE PROFILE FUND - Long-term growth of capital.


FUND SUMMARY - INVESTMENT STRATEGY

Each Fund uses an "asset allocation" investment strategy to pursue its respective investment goal. Each Fund principally invests its assets to a mix of equity, fixed income and money market mutual funds, but may also buy equity, fixed income and money market securities directly. In general, the Funds with goals that are more oriented toward growth of capital allocate more of their assets to equity investments and less to fixed income investments. Those with goals that are more oriented toward income or preservation of capital allocate more of their assets to fixed income investments and money market investments and less to equity investments. The target allocation is typically as follows:

                                                Equity                     Fixed Income                    Money Market
                                                ------                     ------------                    ------------
PRESERVATION PROFILE FUND                         15%                          30%                             55%
CONSERVATIVE PROFILE FUND                         35%                          65%                              0%
MODERATE PROFILE FUND                             50%                          50%                              0%
BALANCED PROFILE FUND                             65%                          35%                              0%
GROWTH PROFILE FUND                               80%                          20%                              0%
AGGRESSIVE PROFILE FUND                           100%                          0%                              0%

The adviser allocates the Fund's assets among individual funds based on the historical performance of the underlying funds, its outlook on the economy and the anticipated performance of the mix of funds. The adviser reviews its allocation [at least monthly], and makes any changes it believes are appropriate.

FUND SUMMARY - PRINCIPAL RISKS

Your investment in the Funds, like any other investment, is subject to risk. When you invest in the PNC Profile Funds you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency. Any one of the following risks could hurt the Fund's performance and cause you to lose money.

------------------------------------------------------------------------------------------ -------------------------------------
INVESTMENT STRATEGY RISK - The Adviser's asset allocation decisions among asset            All PNC Profile Funds are equally
classes and underlying funds might not anticipate market trends successfully and           subject to INVESTMENT STRATEGY RISK.
cause the Fund to underperform funds with similar objectives. In addition, the
Fund is subject to risk that poor investment decisions by managers of the underlying funds will hurt its performance.
------------------------------------------------------------------------------------------ -------------------------------------
FIXED INCOME RISK - Funds that invest in fixed income and money market funds or            Most PNC Profile Funds are subject
securities will be subject to the risks associated with the fixed income market.           to some degree of FIXED INCOME
The market value of fixed income investments will change depending on changes in           RISK, depending on how much of
interest rates or an issuer's credit quality. The Fund's direct and indirect               their assets are invested in fixed
investments in bonds and money market securities may also be subject to the following      income investments. The Funds'
risks:                                                                                     target allocations are listed in
                                                                                           the table above.
-    MONEY MARKET RISK - Although money market funds are managed to maintain a
     stable share price of $1.00, there is no guarantee that a money market fund           The Aggressive Profile Fund
     will achieve this goal and it is possible that Fund investments in money              typically does not invest in fixed
     market funds could lose money.                                                        income investments and is not
                                                                                           usually subject to FIXED INCOME
-    INTEREST RATE RISK - When interest rates fall, the value of existing fixed            RISK.
     income securities will generally increase but new issues will generally have lower yields and pay less income.  When interest rates rise, the value of existing fixed income securities will generally decrease, but new issues available for purchase generally will have higher yields and pay more income.
     Money market

------------------------------------------------------------------------------------------ -------------------------------------
funds are less sensitive to interest rate risk because they hold only short-term securities.

-    CREDIT RISK - The value of fixed income securities will decrease if the issuer fails to make timely interest or principal payments.  These risks are lower for money market funds due to high credit quality requirements.

-    PREPAYMENT RISK - When interest rates fall, issuers may repay principal on higher-yielding bonds prior to maturity. These proceeds must then be reinvested at the lower prevailing interest rate.
------------------------------------------------------------------------------------------ -------------------------------------
EQUITY RISK -Funds that invest in equity funds and securities will be exposed to           All PNC Profile Funds are subject
the risks associated with the equity market. These market risks cause stock                to some degree of EQUITY RISK,
prices to fluctuate over time. Historically, the equity markets have moved in              depending on how much of their
cycles, and market fluctuations in the value of stocks will cause the net asset            assets are allocated to equity
value of the Funds to fluctuate from day to day. These fluctuations may be                 investments.
significant.  The Fund's indirect investments in stocks may also be subject to the
following risks:                                                                           The range varies from minimal
                                                                                           EQUITY RISK for the Preservation
-    SMALLER ISSUER RISK - Small and mid cap companies may be more vulnerable than         Profile Fund to very high EQUITY
     larger organizations to adverse business or economic developments and, as a result    RISK for the Growth Profile Fund
     may have more volatile stock prices.                                                  and the Aggressive Profile Fund.
                                                                                           The Funds' target allocations are
-    FOREIGN COMPANY RISKS - Diplomatic, political, or economic developments could         listed in the table above.
     affect investments and currencies in foreign countries. Also, foreign companies generally are not as highly regulated as U.S. companies. As a result, investments in foreign companies, especially those operating in emerging markets, can be more volatile than investments in U.S. companies.
------------------------------------------------------------------------------------------ -------------------------------------

FUND PERFORMANCE

The bar charts below show how the Funds performed during each of the calendar years they have operated. The table shows the Funds' performance as an average over different periods of time and compares this performance to broad-based stock and bond market indexes and a composite of various indexes, weighted according to each Fund's target allocation. The variability of each Fund's performance over time provides an indication of the risks of investing in a Fund. Of course, this past performance does not necessarily indicate how the Funds will perform in the future.

Each of the Profile Series is a successor to a bank collective investment fund managed by PNC Bank, N.A. ("PNC"), an affiliate of the adviser. Each bank collective investment fund was managed using the same asset allocation investment strategy as its successor Fund. The performance shown in each bar chart and table has been adjusted to reflect the Institutional Shares of the Funds' expenses which are not offered in this Service Shares' Prospectus. Since Service Shares are invested in the same portfolio of securities, returns for Service Shares will be similar to that of Institutional Shares shown here and will differ only to the extent that performance will be lower due to higher expenses. PNC's bank collective investment funds were not registered mutual funds and were not subject to the same investment and tax restrictions as the Funds. If they had been, their performance might have been lower.

PRESERVATION PROFILE FUND

                                   [BAR GRAPH]

        1995            1996            1997            1998            1999            2000
       11.68%          6.30%           9.46%           8.46%           4.98%

During the period shown in the bar chart, the highest return for a quarter was 4.02% (quarter ended June 30, 1997) and the lowest return for a quarter was -0.60% (quarter ended September 30, 1998).

CONSERVATIVE PROFILE FUND

                                   [BAR GRAPH]

        1995            1996            1997            1998            1999            2000
       21.16%          8.65%           14.24%          12.87%          7.33%

During the period shown in the bar chart, the highest return for a quarter was 7.72% (quarter ended December 31, 1998) and the lowest return for a quarter was -3.18 % (quarter ended September 30, 1998).

MODERATE PROFILE FUND

                                   [BAR GRAPH]

        1996            1997            1998            1999            2000
       11.13%          15.30%          12.38%          11.52%

During the period shown in the bar chart, the highest return for a quarter was 10.38% (quarter ended December 31, 1998) and the lowest return for a quarter was -6.12% (quarter ended September 30, 1998).

BALANCED PROFILE FUND

                                   [BAR GRAPH]

        1995            1996            1997            1998            1999            2000
       24.12%          13.50%          16.68%          13.10%          16.42%

During the period shown in the bar chart, the highest return for a quarter was 13.24% (quarter ended December 31, 1998) and the lowest return for a quarter was -8.56% (quarter ended September 30, 1998).

GROWTH PROFILE FUND

                                   [BAR GRAPH]

        1995            1996            1997            1998            1999            2000
       25.62%          15.82%          17.53%          14.40%          20.70%

During the period shown in the bar chart, the highest return for a quarter was 16.12% (quarter December 31, 1998) and the lowest return for a quarter was -10.98% (quarter ended September 30, 1998).

AGGRESSIVE PROFILE FUND

                                   [BAR GRAPH]

        1995            1996            1997            1998            1999            2000
       27.27%          19.47%          19.45%          15.03%          26.97%

During the period shown in the bar chart, the highest return for a quarter was 19.69% (December 31, 1998) and the lowest return for a quarter was -14.22% (quarter ended September 30, 1998).

AVERAGE ANNUAL RETURNS (FOR PERIODS ENDED DECEMBER 31, 2000)

                                                                  ONE YEAR             FIVE YEARS            SINCE INCEPTION
Preservation Profile (inception date 12/31/94)                             %                     %                       %
S&P 500                                                                    %                     %                       %
Lehman Bros. Aggregate Bond Index                                          %                     %                       %
90-Day Treasury Composite Index                                            %                     %                       %
Preservation Profile Composite(1)                                          %                     %                       %
Conservative Profile (inception date 10/31/94)                             %                     %                       %
S&P 500                                                                    %                     %                       %
Lehman Bros. Aggregate Bond Index                                          %                     %                       %
Conservative Profile Composite(1)                                          %                     %                       %
Moderate Profile (inception date 4/30/95)                                  %                     %                       %
S&P 500                                                                    %                     %                       %
Lehman Bros. Aggregate Bond Index                                          %                     %                       %
Moderate Profile Composite(1)                                              %                     %                       %
Balanced Profile (inception date 10/31/94)                                 %                     %                       %

S&P 500                                                                    %                     %                       %
Lehman Bros. Aggregate Bond Index                                          %                     %                       %
Balanced Profile Composite(1)                                              %                     %                       %
Growth Profile (inception date 12/31/94)                                   %                     %                       %
S&P 500                                                                    %                     %                       %
Lehman Bros. Aggregate Bond Index                                          %                     %                       %
Growth Profile Composite(1)                                                %                     %                       %
Aggressive Profile (inception date 11/30/94)                               %                     %                       %
S&P 500                                                                    %                     %                       %
Lehman Bros. Aggregate Bond Index                                          %                     %                       %
Aggressive Profile Composite(1)                                            %                     %                       %

(1) The Profile Composites are based on the performance of the [S&P 500] and the [Lehman Bros. Aggregate Bond Index], and for the Preservation Profile Fund the performance of the [90-day Treasury Composite Index], weighted according to the Fund's target allocation.

FUND FEE INFORMATION

The following table describes the fees and expenses you may pay if you buy and hold Service Shares of the Funds.

SHAREHOLDER FEES (FEES PAID DIRECTLY BY INVESTORS)                                                                      None

ANNUAL FUND OPERATING EXPENSES (EXPENSES PAID FROM FUND ASSETS)

                                                                       MODERATE                     GROWTH
                                 PRESERVATION       CONSERVATIVE       PROFILE        BALANCED      PROFILE     AGGRESSIVE
                                 PROFILE FUND       PROFILE FUND         FUND       PROFILE FUND     FUND      PROFILE FUND
Management fees                     [.10%]             [.10%]           [.10%]         [.10%]       [.10%]        [.10%]

Distribution (12b-1) fees            .25%               .25%             .25%           .25%         .25%          .25%
Other expenses                      [.15%]             [.15%]           [.15%]         [.15%]       [.15%]        [.15%]

-----------------------------------------------------------------------------------------------------------------------------
Total annual Fund operating         [.50%]             [.50%]           [.50%]         [.50%]       [.50%]        [.50%]
  expenses

INDIRECT EXPENSES

In addition to the annual Fund operating expenses shown above, each Fund will indirectly bear its pro rata share of the expenses of the underlying funds in which it invests. Based on each Fund's most recently reported allocation and each underlying fund's most recently reported expenses, the weighted average of these indirect expenses and the Funds' combined total annual operating expenses are estimated to be as follows:

                                                   Weighted average                      Funds' combined total
                                                 of indirect expenses                  annual operating expenses
                                                 --------------------                  -------------------------
Preservation Profile Fund                               X.XX%                                    X.XX%
Conservative Profile Fund                               X.XX%                                    X.XX%
Moderate Profile Fund                                   X.XX%                                    X.XX%
Balanced Profile Fund                                   X.XX%                                    X.XX%
Growth Profile Fund                                     X.XX%                                    X.XX%
Aggressive Profile Fund                                 X.XX%                                    X.XX%

This estimate may be higher or lower depending on the Fund's allocation among the underlying funds and the underlying funds' actual operating expenses.

EXAMPLE

This Example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Funds' operating expenses, and those of the underlying funds, remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                        One Year        Three Years
                                        --------        -----------
Preservation Profile Fund                 $XXX             $XXX
Conservative Profile Fund                 $XXX             $XXX
Moderate Profile Fund                     $XXX             $XXX
Balanced Profile Fund                     $XXX             $XXX
Growth Profile Fund                       $XXX             $XXX
Aggressive Profile Fund                   $XXX             $XXX

MORE INFORMATION ABOUT THE PROFILE SERIES

ASSET ALLOCATION INVESTMENT STRATEGY - The Funds currently allocate their investments among the different funds offered by the BlackRock(R) Funds(SM), a family of mutual funds managed by affiliates of PNC Bank which offers a broad mix of investment alternatives. For the most recent fiscal year, the Funds' assets were allocated among the underlying funds listed below follows:

------------------------------------- ----------------- ----------------- -------------- ------------- ------------ ---------------
                                        PRESERVATION      CONSERVATIVE      MODERATE       BALANCED      GROWTH       AGGRESSIVE
                                          PROFILE           PROFILE          PROFILE       PROFILE       PROFILE       PROFILE
------------------------------------- ----------------- ----------------- -------------- ------------- ------------ ---------------
BLACKROCK EQUITY FUNDS                      15%               35%              50%           65%           80%           100%
------------------------------------- ----------------- ----------------- -------------- ------------- ------------ ---------------
Large Cap Value                              4%                8%              11%           14%           17%           21%
------------------------------------- ----------------- ----------------- -------------- ------------- ------------ ---------------
Large Cap Growth                             5%               10%              12%           15%           18%           23%
------------------------------------- ----------------- ----------------- -------------- ------------- ------------ ---------------
Select Equity                                6%               10%              12%           15%           19%           23%
------------------------------------- ----------------- ----------------- -------------- ------------- ------------ ---------------
Mid Cap Value                                                  1%              1%             1%           2%             2%
------------------------------------- ----------------- ----------------- -------------- ------------- ------------ ---------------
Mid Cap Growth                                                 2%              3%             3%           4%             5%
------------------------------------- ----------------- ----------------- -------------- ------------- ------------ ---------------
Small Cap Value                                                                1%             1%           1%             2%
------------------------------------- ----------------- ----------------- -------------- ------------- ------------ ---------------
Small Cap Growth                                                               2%             3%           3%             4%
------------------------------------- ----------------- ----------------- -------------- ------------- ------------ ---------------
International Equity                                           4%              7%            11%           13%           16%
------------------------------------- ----------------- ----------------- -------------- ------------- ------------ ---------------
International Emerging Markets                                                 1%             2%           3%             4%
------------------------------------- ----------------- ----------------- -------------- ------------- ------------ ---------------
International Small Cap
------------------------------------- ----------------- ----------------- -------------- ------------- ------------ ---------------
BLACKROCK FIXED INCOME FUNDS                30%               65%              50%           35%           20%
------------------------------------- ----------------- ----------------- -------------- ------------- ------------ ---------------
Low Duration Bond
------------------------------------- ----------------- ----------------- -------------- ------------- ------------ ---------------
Intermediate Government Bond
------------------------------------- ----------------- ----------------- -------------- ------------- ------------ ---------------
Intermediate Bond
------------------------------------- ----------------- ----------------- -------------- ------------- ------------ ---------------
Core Bond
------------------------------------- ----------------- ----------------- -------------- ------------- ------------ ---------------
Government Income
------------------------------------- ----------------- ----------------- -------------- ------------- ------------ ---------------
GNMA
------------------------------------- ----------------- ----------------- -------------- ------------- ------------ ---------------
Managed Income                              30%               65%              50%           35%           20%
------------------------------------- ----------------- ----------------- -------------- ------------- ------------ ---------------
International Bond
------------------------------------- ----------------- ----------------- -------------- ------------- ------------ ---------------
High Yield Bond
------------------------------------- ----------------- ----------------- -------------- ------------- ------------ ---------------
BLACKROCK MONEY MARKET FUNDS                55%
------------------------------------- ----------------- ----------------- -------------- ------------- ------------ ---------------
Money Market Portfolio                      55%
------------------------------------- ----------------- ----------------- -------------- ------------- ------------ ---------------
Treasury Money Market Portfolio
------------------------------------- ----------------- ----------------- -------------- ------------- ------------ ---------------

The Adviser can vary these percentages, stop investing in a particular underlying fund and substitute or add other funds to this list at any time. Currently, the Funds allocate their assets exclusively among the BlackRock Funds. However, the Funds reserve the right to invest in other mutual funds that are not managed by the Adviser's affiliates and to make direct investments in equity, fixed income and money market securities, in accordance with each Fund's investment objectives and as permitted by law.

TEMPORARY DEFENSIVE INVESTMENTS - The Funds may make temporary defensive investments in certain situations to protect against market or economic downturns, or in other instances. If the Adviser determines that investing for temporary defensive purposes is in the best interests of a Fund and its shareholders, it may invest all or a higher percentage of a Fund's assets in underlying money market funds, make short-term money market investments directly or hold cash. A Fund may not be able to achieve its investment objective while it invests for temporary defensive purposes.

DESCRIPTION OF UNDERLYING FUNDS

The BlackRock Funds' adviser is BlackRock Advisors, Inc. (BlackRock). BlackRock was organized in 1994 to perform advisory services for investment companies and is located at 345 Park Avenue, New York, NY 10154. BlackRock is a wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States with $164.5 billion of assets under management as of December 31, 1999. BlackRock, Inc. is a majority-owned subsidiary of the PNC Financial Services Group, Inc. BlackRock Financial Management, Inc. (BFM), an affiliate of BlackRock located at 345 Park Avenue, New York, New York 10154, acts as sub-adviser to the BlackRock Funds, as do BlackRock International, Ltd. (BIL), an affiliate of BlackRock located at 7 Castle Street, Edinburgh, Scotland EH2 3AH, and BlackRock Institutional Management Corporation (BIMC), an affiliate of BlackRock located at 400 Bellevue Parkway, Wilmington, DE 19809.

BLACKROCK EQUITY FUNDS
LARGE CAP VALUE

The fund seeks long-term capital appreciation -- current income is the secondary objective. In pursuit of this goal, the fund manager invests primarily in U.S. large capitalization value companies (market capitalization in excess of $10 billion). The fund normally invests at least 65% of its total assets in the equity securities issued by these companies and normally invests at least 80% of its total assets in equity securities. The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock. The fund manager is seeking large capitalization stocks which he believes are worth more than is indicated by current market price. The manager initially screens for "value" stocks from the universe of companies with market capitalization above $1 billion, emphasizing those companies with market capitalization over $10 billion. The manager uses fundamental analysis to examine each company for financial strength before deciding to purchase the stock.

LARGE CAP GROWTH

The fund seeks long-term capital appreciation. In pursuit of this goal, the fund manager invests primarily in U.S. large capitalization growth companies (market capitalization in excess of $10 billion) which he believes have above-average earnings growth potential. The fund normally invests at least 65% of its total assets in the equity securities issued by these companies and normally invests at least 80% of its total assets in equity securities. The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock. The manager initially screens for "growth" stocks from the universe of companies with market capitalization above $1 billion, emphasizing those companies with market capitalization over $10 billion. The manager uses fundamental analysis to examine each company for financial strength before deciding to purchase the stock.

MID CAP VALUE

The fund seeks long-term capital appreciation -- current income is the secondary objective. In pursuit of this goal, the fund manager invests primarily in U.S. mid-capitalization value companies (market capitalization between $2 billion and $15 billion). The fund normally invests at least 65% of its total assets in the equity securities issued by these companies and normally invests at least 80% of its total assets in equity securities. The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock. The fund manager is seeking mid-capitalization stocks which he believes are worth more than is indicated by current market price. The manager initially screens for "value" stocks from the universe of companies with market capitalization above $2 billion, emphasizing those companies with market capitalization between $2 billion and $15 billion. The manager uses fundamental analysis to examine each company for financial strength before deciding to purchase the stock.

MID CAP GROWTH

The fund seeks long-term capital appreciation. In pursuit of this goal, the fund manager invests primarily in U.S. mid-capitalization growth companies (market capitalization between $2 billion and $15 billion) which he believes have above-average earnings growth potential. The fund normally invests at least 65% of its total assets in the equity securities issued by these companies and normally invests at least 80% of its total assets in equity securities. The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock. The manager initially screens for "growth" stocks from the universe of companies with market capitalization above $2 billion, emphasizing those companies with market capitalization between $2 billion and $15 billion. The manager uses fundamental analysis to examine each company for financial strength before deciding to purchase the stock.

SMALL CAP VALUE

The fund seeks long-term capital appreciation -- current income is the secondary objective. In pursuit of this goal, the fund manager invests primarily in U.S. small capitalization value companies (market capitalization under $2 billion). The fund normally invests at least 65% of its total assets in the equity securities issued by these companies and normally invests at least 80% of its total assets in equity securities. The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock. The fund manager is seeking small capitalization stocks which he believes are worth more than is indicated by current market price. The manager initially screens for "value" stocks from the universe of companies with market capitalization under $2 billion. The manager uses fundamental analysis to examine each company for financial strength before deciding to purchase the stock.

SMALL CAP GROWTH

The fund seeks long-term capital appreciation. In pursuit of this goal, the fund manager invests primarily in U.S. small capitalization growth companies (market capitalization under $2 billion) which he believes have above-average earnings growth potential. The fund normally invests at least 65% of its total assets in the equity securities issued by these companies and normally invests at least 80% of its total assets in equity securities. The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock. The manager initially screens for "growth" stocks from the universe of companies with market capitalization under $2 billion. The manager uses fundamental analysis to examine each company for financial strength before deciding to purchase the stock.

INTERNATIONAL EQUITY

The fund seeks long-term capital appreciation. In pursuit of this goal, the fund manager invests primarily in stocks of foreign issuers located in countries included in the Morgan Stanley Capital International Europe, Australia and Far East Index (EAFE). The fund normally invests at least 65% of its total assets in the equity securities issued by these companies and normally invests at least 80% of its total assets in equity securities. The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock. The fund manager uses a "value" style to select stocks which he believes are worth more than is indicated by current market price. The manager screens for "value" stocks by using proprietary computer models to find stocks that meet the value stock criteria. A security's earnings trend and its price momentum will also be factors considered in security selection. The manager will also consider factors such as prospects for relative economic growth among certain foreign countries, expected levels of inflation, government policies influencing business conditions and outlook for currency relationships. The manager and his team also examine each company for financial soundness before deciding to purchase its stock. The manager, in an attempt to reduce portfolio risk, will diversify investments across countries, industry groups and companies with investment at all times in at least three foreign countries. In addition, the fund can invest more than 25% of its assets in Japanese stocks. From time to time the fund may invest in the securities of issuers located in emerging market countries.

INTERNATIONAL EMERGING MARKETS

The fund seeks long-term capital appreciation. In pursuit of this goal, the fund manager invests primarily in stocks of issuers located in emerging market countries. These are countries considered to be "emerging" or "developing" by the World Bank, the International Finance Corporation or the United Nations. The fund normally invests at least 65% of its total assets in the equity securities issued by these companies and normally invests at least 80% of its total assets in equity securities. The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock. The fund manager uses a "value" style to select stocks which he believes are worth more than is indicated by current market price. The manager screens for "value" stocks by using proprietary computer models to find stocks that meet the value stock criteria. A security's earnings trend and its price momentum will also be factors considered in security selection. The manager will also consider factors such as prospects for relative economic growth among certain foreign countries, expected levels of inflation, government policies influencing business conditions and outlook examine each company for financial soundness before deciding to purchase its stock. The manager, in an attempt to reduce portfolio risks, will diversify investments across countries, industry groups and companies with investment ordinarily in at least three emerging markets countries.

INTERNATIONAL SMALL CAP

The fund seeks long-term capital appreciation. In pursuit of this goal, the fund manager invests primarily in small cap stocks (capitalization of less than $5 billion) of foreign issuers in countries included in the Salomon Brothers Extended Markets World Ex-U.S. Index. The fund normally invests at least 65% of its total assets in the equity securities issued by these companies and normally invests at least 80% of its total assets in equity securities. The manager may invest up to 20% of the portfolio in stocks of issuers in emerging market countries. The fund primarily buys common stock but can also invest in preferred stock and securities convertible into common and preferred securities. From time to time the fund may invest in shares of companies through initial public offerings (IPOs). The manager initially screens for "growth" stocks from the universe of companies described above. The manager uses fundamental analysis to examine each company for financial strength before deciding to purchase the stock. The fund can invest more than 25% of its assets in securities whose issuers are located in Japan, the United Kingdom, France or Germany.

BLACKROCK FIXED INCOME FUNDS
LOW DURATION BOND

The fund seeks to realize a rate of return that exceeds the total return of the Merrill Lynch 1-3 Year Treasury Index. In pursuit of this goal, the fund manager invests primarily in investment grade bonds in the three to five year maturity range. The fund normally invests at least 80% of its total assets in bonds diversified among several categories. The fund manager may also invest up to 20% of the fund's total assets in non-investment grade bonds or convertible securities with a minimum rating of "B" and up to 20% of its total assets in bonds of foreign issuers. The fund manager selects securities from several categories including: U.S. Treasuries and agency securities, asset-backed securities, CMOs, corporate bonds and commercial mortgage-backed securities. The management team evaluates categories of the bond market and individual securities within these categories. Securities are purchased for the fund when the manager determines that they have the potential for above-average total return.

INTERMEDIATE GOVERNMENT BOND

The fund seeks current income consistent with the preservation of capital. In pursuit of this goal, the fund manager invests primarily in the highest rated intermediate government and agency bonds. The fund normally invests at least 80% of its total assets in bonds and at least 65% of its total assets in intermediate bonds issued or guaranteed by the U.S. Government and its agencies. The fund defines intermediate bonds as those with maturities of between five and ten years. Securities purchased by the fund are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the fund manager to be of similar quality. The management team evaluates categories of the government/agency market and individual bonds within these categories. The manager selects bonds from several categories including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, asset-backed securities and corporate bonds. Securities are purchased for the fund when the manager determines that they have the potential for above-average current income.

INTERMEDIATE BOND

The fund seeks current income consistent with the preservation of capital. In pursuit of this goal, the fund manager invests primarily in intermediate bonds. The fund normally invests at least 80% of its total assets in bonds and at least 65% of its total assets in intermediate bonds. The fund defines intermediate bonds as those with maturities of between five and ten years. The fund only buys securities that are rated investment grade at the time of purchase by at least one major rating agency or determined by the manager to be of similar quality. The management team evaluates categories of the bond market and individual securities within those categories. The manager selects bonds from several categories including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, asset-backed securities and corporate bonds. Securities are purchased for the fund when the manager determines that they have the potential for above-average current income.

CORE BOND

The fund seeks to realize a total return that exceeds that of the Lehman Brothers Aggregate Index. In pursuit of this goal, the fund normally invests at least 80% of its total assets in bonds and at least 65% of its total assets in bonds with maturities of between five and fifteen years. The fund may invest up to 10% of its total assets in bonds of foreign issuers. The fund only buys securities that are rated investment grade at the time of purchase by at least one major rating agency or determined by the manager to be of similar quality. The management team evaluates several categories of the bond market and individual securities within these categories. The fund manager selects bonds from several categories including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, asset-backed securities and corporate bonds. Securities are purchased for the fund when the manager determines that they have the potential for above-average total return.

GOVERNMENT INCOME

The fund seeks current income consistent with the preservation of capital. In pursuit of this goal, the fund manager invests primarily in the highest rated government and agency bonds in the ten to fifteen year maturity range. The fund normally invests at least 80% of its total assets in bonds and at least 65% of its total assets in obligations issued or guaranteed by the U.S. Government and its agencies. Securities purchased by the fund are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the fund manager to be of similar quality. The management team evaluates categories of the government/agency market and individual bonds within these categories. The manager selects bonds from several categories including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities (including CMOs), asset- backed securities and corporate bonds. Securities are purchased for the fund when the manager determines that they have the potential for above-average current income.

GNMA

The fund seeks current income consistent with the preservation of capital. In pursuit of this goal, the fund manager invests primarily in securities issued by the Government National Mortgage Association (GNMA) as well as other U.S. Government securities in the five to ten year maturity range. The fund normally invests at least 80% of its total assets in bonds (including U.S. Treasuries and agency securities and mortgage-backed and asset-backed securities) and at least 65% of its total assets in GNMA securities. Securities purchased by the fund are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the fund manager to be of similar quality. Securities are purchased for the fund when the manager determines that they have the potential for above-average current income.

MANAGED INCOME

The fund seeks current income consistent with the preservation of capital. In pursuit of this goal, the fund manager invests primarily in investment grade bonds in the five to ten year maturity range. The fund normally invests at least 80% of its total assets in bonds and only buys securities rated investment grade at the time of purchase by at least one major rating agency or determined by the manager to be of similar quality. The fund may invest up to 10% of its total assets in bonds of foreign issuers. The management team evaluates categories of the bond market and individual bonds within those categories. The manager selects bonds from several categories including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, asset-backed securities and corporate bonds. Securities are purchased for the fund when the manager determines that they have the potential for above-average current income.

INTERNATIONAL BOND

The fund seeks current income consistent with the preservation of capital. In pursuit of this goal, the fund manager invests primarily in bonds of foreign issuers in the five to fifteen year maturity range. The fund normally invests at least 80% of its total assets in bonds and at least 65% of its total assets in bonds of a diversified group of foreign issuers from at least three developed countries. The fund may invest more than 25% of its total assets in the securities of issuers located in Canada, France, Germany, Japan and the United Kingdom. The fund may from time to time invest in investment grade bonds of issuers in emerging market countries. The fund will also invest in foreign currencies, usually in order to hedge itself against foreign currency risk; however, the fund may underweight or overweight a currency based on the manager's outlook. The fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the manager to be of similar quality. The management team evaluates categories of the bond markets of various world economies and seeks individual securities within those categories. Securities are purchased for the fund when the manager determines that they have the potential for above-average current income.

HIGH YIELD BOND

The fund seeks to provide current income by investing primarily in non-investment grade bonds. In pursuit of this goal, the fund manager invests primarily in non-investment grade bonds in the ten to fifteen year maturity range. The fund normally invests at least 80% of its total assets in bonds or convertible securities and at least 65% of its total assets in high yield bonds. The high yield securities (commonly called "junk bonds") acquired by the fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor's or Ba or lower by Moody's) or will be determined by the fund manager to be of similar quality. The fund may invest up to 10% of its total assets in bonds of foreign issuers. The management team evaluates categories of the high yield market and individual bonds within these categories. Securities are purchased for the fund when the manager determines that they have the potential for above-average current income.

BLACKROCK MONEY MARKET FUNDS
MONEY MARKET

The fund seeks as high a level of current income as is consistent with maintaining liquidity and stability of principal. In pursuit of this goal, the fund invests in a broad range of short term, high quality, U.S.
dollar-denominated instruments, including government, bank, commercial and other obligations. The fund seeks to maintain a net asset value of $1.00 per share.

TREASURY MONEY MARKET

The fund seeks as high a level of current income as is consistent with maintaining liquidity and stability of principal. In pursuit of this goal, the fund invests exclusively in short-term bills, notes and other obligations issued or guaranteed by the U.S. Treasury and related repurchase agreements. The fund seeks to maintain a net asset value of $1.00 per share.

ADDITIONAL INFORMATION ABOUT RISK

As previously discussed in "Fund Summary - Principal Risks", underlying funds are subject to a number of risks that may affect the value of their shares, and therefore, impact the Funds. The discussion below elaborates on these risks.

EQUITY RISK - Underlying funds may invest in public and privately issued equity securities, including common and preferred stocks, warrants, and rights, as well as equity derivatives, such as financial futures and options on futures. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which the funds invest will cause the net asset value to fluctuate. Historically, the equity markets have moved in cycles, and the value of the underlying fund's equity securities and equity derivatives may fluctuate drastically from day to day. Because of the link to the equity markets, an investment in the Funds that heavily target equity funds may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

INVESTMENT STYLE RISKS - The equity market's cyclical performance has historically resulted in periods where one investment style or segment of the equity market has outperformed other styles or segments. At times, market or economic conditions may result in periods when large cap stocks outperform small or medium cap stocks, and vice versa. Cyclical market or economic conditions may also result in periods when securities of U.S. issuers outperform those of foreign issuers, and vice versa. In addition, investor sentiment or market conditions may favor "growth" stocks over "value" stocks. Growth stocks may be more volatile than other stocks and may be more sensitive to interest rate increases and decreases in earnings per share, but may have more potential for capital appreciation. Value stocks may be less expensive than other stocks, relative to their earnings per share, but may remain inexpensive for long periods of time and may not ever achieve their full price potential. [The Funds attempt to minimize the impact of investment style risks by allocating their equity investments among underlying funds that follow diverse investment strategies and invest in most major segments of the equity markets.]

FOREIGN ISSUER RISKS - Underlying funds may invest in both equity and fixed income securities issued by foreign companies or governments. Investing in securities of foreign issuers may involve risks not typically associated with investing in U.S. issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets and prices in some foreign markets can be extremely volatile. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. These same risks could be even greater for issuers in "emerging market countries." Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. In addition to these risks, there are other factors that may hurt the performance of an underlying fund's investments in foreign securities. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received by a fund.

FOREIGN CURRENCY RISK - An underlying fund's investments in foreign issuers are generally denominated in a foreign currency. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. These currency movements may negatively impact the value of an underlying fund's investment in a foreign security even when there is no change in the value of the security in the issuer's home country.

MORTGAGE-BACKED SECURITIES RISKS - Underlying funds may invest in mortgage-backed securities (MBS), fixed income securities representing an interest in a pool of underlying mortgage loans. MBS are sensitive to changes in interest rates, but may respond to these changes differently than other fixed income securities due to the risk of prepayment of the underlying mortgage loans. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

JUNK BOND RISKS - Some underlying funds may invest in high-yield fixed income securities, which are rated below investment grade and are also known as "junk bonds." Junk bonds involve greater credit risks of default or downgrade and are more volatile than investment grade securities (securities rated BBB or higher by S&P or Baa or higher by Moody's). Junk bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds may be more susceptible to economic downturns than other issuers. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

MANAGEMENT OF THE PNC PROFILE FUNDS

[PNC Advisors], a [state of incorporation] [corporation/limited partnership/limited liability corporation] with offices at [address], serves as investment adviser and manager of the PNC Profile Funds. The Adviser is a [subsidiary/affiliate] of the PNC Financial Group, Inc., one of the largest diversified financial services companies in the United States.

The Adviser makes investment allocation decisions for the assets of the Funds and continuously reviews, supervises, and administers each Fund's investment program. Each Fund is managed by a team and no one person is responsible for making investment decisions for a Fund. The PNC Profile Funds' Trustees supervise the Adviser and establish policies that the Adviser must follow in its day to day management activities. Under an investment advisory agreement between the Funds and the Adviser, the Funds pay the Adviser an annual fee of [.10%] based on the average daily net assets for each Fund.

The Adviser bears all of its own costs associated with providing these advisory services and the expenses of the Trustees that are affiliated with the Adviser. The Adviser may also make payments from its own resources to broker-dealers and other financial institutions in connection with the sale of Fund shares.

SHAREHOLDER INFORMATION

BUYING SHARES - Service Shares are offered without a sales charge to financial institutions (such as banks and brokerage firms) acting on behalf of their customers. Service Shares will normally be held by institutions or in the name of nominees of institutions on behalf of their customers. Service Shares are normally purchased through a customer's account at an institution through procedures established by the institution. In these cases, confirmation of share purchases and redemptions will be sent to the institutions. A customer's ownership of shares will be recorded by the institution and reflected in the account statements provided by the institutions to their customers. Investors wishing to purchase Service Shares should contract their institutions.

The Funds may also be offered as investment options in retirement or other tax-qualified savings plans. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to choose among the Funds as investment options. If you have questions about your account, contact your plan administrator or employee benefits office.

GENERAL INFORMATION - Shares are offered continuously and are sold on any day that the New York Stock Exchange (NYSE) is open for business (a "Business Day"). But, the Funds reserve the right to stop offering shares partially or completely, on a limited or permanent basis. The Funds may suspend the right to redeem shares, or postpone payment of redemption proceeds when (i) the NYSE is closed (other than customary weekend or holiday closings) or trading is restricted; (ii) an emergency exists so that disposal of Fund investments or the determination of NAV is not reasonably practicable; or (iii) as permitted by the Securities and Exchange Commission.

TRANSACTIONS - Shares are sold at "net asset value" (NAV). NAV is calculated by
(1) taking the current market value of a Fund's total assets, (2) subtracting the liabilities, and (3) dividing that amount by the total number of shares owned by shareholders. NAV is determined as of the close of regular trading on the NYSE, which is normally 4:00 p.m., Eastern Time. The Funds may calculate NAV earlier on days that the NYSE closes early.

Purchases, exchanges, or redemptions of a Fund's shares are processed at the next determined NAV as soon as they have been received by the Fund in good order. Good order means that your request includes complete information on your purchase, exchange, or redemption, and that the Fund has received the appropriate assets.

INVESTMENT OPTIONS AND ALLOCATIONS - If you invest through an employer-sponsored retirement plan, your plan's specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.

EXCHANGES - Service Shares investors may exchange their shares of a Fund for Service Shares of any other PNC Advisors Fund series. Although we make every effort to maintain the exchange privilege, the Funds reserve the right to revise or terminate this privilege, limit the amount of an exchange or reject any exchange, at any time, without notice. Customers wishing to make exchanges should contract their financial representative. If you invest through an employer-sponsored retirement plan, the exchange privilege (your ability to redeem shares from one Fund to purchase shares of another Fund) may be available to you through your plan. Contact your plan administrator for details on the exchange policies that apply to your plan. Before making an exchange between PNC Advisors Fund series or to or from another fund available in your plan, make sure to read that fund's prospectus.

DISTRIBUTION (12b-1) PLAN - The Funds have adopted a distribution plan to pay for the marketing of Service Shares and for services provided to shareholders. The plan provides for payments at an annual rate (based on average net assets) of up to 0.25%. Because the fees are paid out of a Fund's assets on an ongoing basis, they will increase the cost of your investment and may over time cost you more than other types of sales charges.

SHAREHOLDER SERVICING ARRANGEMENTS - Brokers, dealers, banks, trust companies and other financial representatives may receive compensation from the Funds or their service providers for providing a variety of services. This section briefly describes how the financial representatives may get paid.

For providing certain services to their clients, financial representatives may be paid a fee based on the assets of the Funds that are attributable to the financial representative. These services may include record keeping, transaction processing for shareholders' accounts and certain shareholder services not currently offered to shareholders that deal directly with the Funds. In addition, your financial representatives may charge you other account fees for buying or redeeming shares of the Funds or for servicing your account. Your financial representative should provide you with a schedule of its fees and services.

The Funds may pay all or part of the fees paid to financial representatives. Periodically, the board of the Funds reviews these arrangements to ensure that the fees paid are appropriate to the services performed. The Funds do not pay these service fees on shares purchased directly. In addition, the Adviser and its affiliates may, at their own expense, pay financial representatives for these services and these payments may be substantial.

The Adviser and its affiliates may, at their own expense, pay financial, representatives for distribution and marketing services performed with respect to the Funds.

DISTRIBUTIONS AND TAXES

Income distributions (dividends), if any, are made [quarterly by each of the Funds, except the Preservation Profile Fund, which distributes income monthly, and the Aggressive Profile Fund, which distributes income annually]. If you own Fund shares on a Fund's record date, you will be entitled to receive the dividend. The Funds may declare and pay dividends on the same date. The Funds make distributions of capital gains, if any, at least annually. The Trust, however, may declare a special capital gains distribution if the Trustees believe that such a distribution would be in the best interest of the shareholders of a Fund. The Funds will automatically reinvest dividends and distributions in additional shares of the Funds, unless you elect on your account application to receive them in cash.

If you invest through an employer-sponsored retirement plan, the terms of your employer's plan will govern how your employer's plan may receive distributions from the Funds. Generally, periodic distributions from the Funds to your employer's plan are reinvested in additional Fund shares, although your employer's plan may permit you to receive Fund distributions from net investment income in cash while reinvesting capital gains distributions in additional shares or to receive all Fund distributions in cash. If another option is not selected, all distributions will be reinvested in additional Fund shares.

FEDERAL TAXES

The following is a summary of the federal income tax consequences of investing in the Funds. You may also have to pay state and local taxes on your investment. You should always consult your tax advisor for specific guidance regarding the tax effect of your investment in the Funds.

TAXES ON DISTRIBUTIONS - The distributions of the Funds will generally be taxable to shareholders as ordinary income or capital gains. You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional shares. Once a year the Funds will send you a statement showing the types and total amount of distributions you received during the previous year.

You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as "buying into a dividend" and should be avoided by taxable investors. Call [phone #] to find out when the Funds expect to make a distribution to shareholders.

TAXES ON EXCHANGES AND REDEMPTIONS - When you exchange or redeem shares in either portfolio, you may generally recognize a capital gain or loss for federal tax purposes. This gain or loss will be based on the difference between the cost of your shares (tax basis) and the amount you receive for them. To aid in computing your tax basis, you should keep your account statements for the periods during which you held shares. You may also be subject to state and local taxes on an exchange or redemption.

The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will generally not be currently taxable, but they may be taxable in the future. You should consult your tax advisor regarding the rules governing your IRA or other tax-qualified plan.

YOU CAN GET MORE INFORMATION ABOUT THE PNC PROFILE FUNDS FROM:

- the Funds' Statement of Additional Information (SAI) dated _________, 2000, which is incorporated by reference and, therefore, legally part of this Prospectus; and

- the Funds' available annual and semi-annual reports, which provide additional information about the Funds' investments and a discussion of the market conditions and investment strategies that affected the Funds' performance.

THESE DOCUMENTS ARE AVAILABLE AT NO CHARGE BY:

-    writing to the Funds at [address];

-    calling plan services at (800) [XXX-XXXX];

-    downloading from the SEC EDGAR database (www.sec.gov);

- visiting the SEC Public Reference room in Washington, D.C. (for information on the operation of the Public Reference Room, call 1-202-942-8090); or

- requesting documents from the SEC by mail (Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102) or e-mail (publicinfo@sec.gov) and paying a duplicating fee.

NO ONE HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY
REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUNDS' SAI. DO NOT RELY ON ANY SUCH INFORMATION OR REPRESENTATIONS AS HAVING BEEN AUTHORIZED BY THE FUNDS OR THE ADVISER. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS IN ANY JURISDICTION WHERE SUCH AN OFFERING IS NOT LAWFUL.

THE FUND'S SEC REGISTRATION NUMBER IS 811-_____.

                                                           PNC ADVISORS FUND(SM)

                                                                  PROFILE SERIES

                                                       PRESERVATION PROFILE FUND
                                                       CONSERVATIVE PROFILE FUND
                                                           MODERATE PROFILE FUND
                                                           BALANCED PROFILE FUND
                                                             GROWTH PROFILE FUND
                                                         AGGRESSIVE PROFILE FUND

                                                            INSTITUTIONAL SHARES

                                                                      PROSPECTUS

                                                             _____________, 2000













THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE MUTUAL FUND SHARES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

              NOT FDIC INSURED - MAY LOSE VALUE - NO BANK GUARANTEE

CONTENTS

                                                                          PAGE


INTRODUCTION TO THE PNC ADVISORS FUND(SM)....................................1

FUND SUMMARY - INVESTMENT OBJECTIVES.........................................1

FUND SUMMARY - INVESTMENT STRATEGY...........................................1

FUND SUMMARY - PRINCIPAL RISKS...............................................2

FUND PERFORMANCE.............................................................4

FUND FEE INFORMATION.........................................................8

MORE INFORMATION ABOUT THE PROFILE SERIES....................................9

DESCRIPTION OF UNDERLYING FUNDS.............................................10

ADDITIONAL INFORMATION ABOUT RISK...........................................16

MANAGEMENT OF THE PNC ADVISORS FUND.........................................17

SHAREHOLDER INFORMATION.....................................................18

DISTRIBUTIONS AND TAXES.....................................................19

INTRODUCTION TO THE PNC ADVISORS FUND(SM)

The PNC Advisors Fund is a registered, open-end investment company that offers shares of separate investment portfolios, or funds, to investors. This prospectus provides information about the Institutional Shares of the PNC Advisors Fund's "Profile Series" (each a "Fund" and together, the "Funds"), a group of funds that pursue their investment goals by investing primarily in a mix of other funds. Because they primarily invest in shares of other funds, instead of individual stocks or bonds, the Funds are called "funds of funds."

The following summaries describe the key attributes of each of the Profile Series and provide a discussion of Fund performance and fees. More detailed information about the Funds follows the summaries.

IMPORTANT NOTE:
Institutional Shares are offered primarily to customers of PNC Bank, National Association and its affiliates and correspondents, for the investment of their own assets or assets for which they act in a fiduciary, agency or custodial capacity.

FUND SUMMARY - INVESTMENT OBJECTIVES

Each Fund has its own investment objective and risk/return characteristics. In general, the Funds with higher risk/return profiles allocate more of their investments to equity funds and less to fixed income funds and money market funds. This allocation depends on whether a Fund's goal is more oriented toward growth of capital (most risk), total return (moderate risk), preservation of capital (least risk) or a mix of the three. The Funds' objectives are listed in order of lowest risk to highest risk based on their risk/return profiles.

PRESERVATION PROFILE FUND - Preserve capital while seeking current income with some long-term growth of capital potential.

CONSERVATIVE PROFILE FUND - Total return through a combination of current income and long-term growth of capital.

MODERATE PROFILE FUND - Total return through a combination of long-term growth of capital and current income.

BALANCED PROFILE FUND - Total return through a combination of long-term growth of capital and current income.

GROWTH PROFILE FUND - Total return through a combination of long-term growth of capital and some current income.

AGGRESSIVE PROFILE FUND - Long-term growth of capital.


FUND SUMMARY - INVESTMENT STRATEGY

Each Fund uses an "asset allocation" investment strategy to pursue its respective investment goal. Each Fund principally invests its assets to a mix of equity, fixed income and money market mutual funds, but may also buy equity, fixed income and money market securities directly. In general, the Funds with goals that are more oriented toward growth of capital allocate more of their assets to equity investments and less to fixed income investments. Those with goals that are more oriented toward income or preservation of capital allocate more of their assets to fixed income investments and money market investments and less to equity investments. The target allocation is typically as follows:

                                                Equity                     Fixed Income                    Money Market
                                                ------                     ------------                    ------------
PRESERVATION PROFILE FUND                         15%                          30%                             55%
CONSERVATIVE PROFILE FUND                         35%                          65%                              0%
MODERATE PROFILE FUND                             50%                          50%                              0%
BALANCED PROFILE FUND                             65%                          35%                              0%
GROWTH PROFILE FUND                               80%                          20%                              0%
AGGRESSIVE PROFILE FUND                           100%                          0%                              0%

The adviser allocates the Fund's assets among individual funds based on the historical performance of the underlying funds, its outlook on the economy and the anticipated performance of the mix of funds. The adviser reviews its allocation [AT LEAST MONTHLY], and makes any changes it believes are appropriate.

FUND SUMMARY - PRINCIPAL RISKS

Your investment in the Funds, like any other investment, is subject to risk. When you invest in the PNC Profile Funds you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency. Any one of the following risks could hurt the Fund's performance and cause you to lose money.

--------------------------------------------------------------------------------- -------------------------------------
INVESTMENT STRATEGY RISK - The Adviser's asset allocation decisions among asset   All PNC Profile Funds are equally
classes and underlying funds might not anticipate market trends successfully and  subject to INVESTMENT STRATEGY RISK.
cause the Fund to underperform funds with similar objectives. In addition, the
Fund is subject to risk that poor investment decisions by managers of the underlying funds will hurt its performance.
--------------------------------------------------------------------------------- -------------------------------------
FIXED INCOME RISK - Funds that invest in fixed income and money market funds or   Most PNC Profile Funds are subject
securities will be subject to the risks associated with the fixed income market.  to some degree of FIXED INCOME RISK,
The market value of fixed income investments will change depending on changes in  depending on how much of their assets
interest rates or an issuer's  credit quality. The Fund's direct and indirect     are invested in fixed income investments.
investments in bonds and money market securities may also be subject to the       The Funds'target allocations are listed
following risks:                                                                  in the table above.

-    MONEY MARKET RISK - Although money market funds are managed to maintain a    The Aggressive Profile Fund typically
     stable share price of $1.00, there is no guarantee that a money market fund  does not invest in fixed income
     will achieve this goal and it is possible that Fund investments in money     investments and is not usually subject
     market funds could lose money.                                               to FIXED INCOME RISK.



-------------------------------------------------------------------------------------- -------------------------------------
-    INTEREST RATE RISK - When interest rates fall, the value of existing fixed income securities will generally increase but new issues will generally have lower yields and pay less income.  When interest rates rise, the value of existing fixed income securities will generally decrease, but new issues available for purchase generally will have higher yields and pay more income.  Money market funds are less sensitive to interest rate risk because they hold only short-term securities.

-    CREDIT RISK - The value of fixed income securities will decrease if the issuer fails to make timely interest or principal payments.  These risks are lower for money market funds due to high credit quality requirements.

-    PREPAYMENT RISK - When interest rates fall, issuers may repay principal on higher-yielding bonds prior to maturity. These proceeds must then be reinvested at the lower prevailing interest rate.
-------------------------------------------------------------------------------------- -------------------------------------
EQUITY RISK -Funds that invest in equity funds and securities will be exposed to       All PNC Profile Funds are subject
the risks associated with the equity market. These market risks cause stock            to some degree of EQUITY RISK,
prices to fluctuate over time. Historically, the equity markets have moved in          depending on how much of their
cycles, and market fluctuations in the value of stocks will cause the net              assets are allocated to equity
asset value of the Funds to fluctuate from day to day. These fluctuations may be       investments.
significant.  The Fund's indirect investments in stocks may also be subject to
the following risks:                                                                   The range varies from minimal
                                                                                       EQUITY RISK for the Preservation
-    SMALLER ISSUER RISK - Small and mid cap companies may be more vulnerable than     Profile Fund to very high EQUITY
     larger organizations to adverse business or economic developments and, as a       RISK for the Growth Profile Fund
     result may have more volatile stock prices.                                       and the Aggressive Profile Fund.
                                                                                       The Funds' target allocations are
-    FOREIGN COMPANY RISKS - Diplomatic, political, or economic developments could     listed in the table above.
     affect investments and currencies in foreign countries. Also, foreign companies generally are not as highly regulated as U.S. companies. As a result, investments in foreign companies, especially those operating in emerging markets, can be more volatile than investments in U.S. companies.
-------------------------------------------------------------------------------------- -------------------------------------

FUND PERFORMANCE

The bar charts below show how the Funds performed during each of the calendar years they have operated. The table shows the Funds' performance as an average over different periods of time and compares this performance to broad-based stock and bond market indexes and a composite of various indexes, weighted according to the Fund's target allocation. The variability of each Fund's performance over time provides an indication of the risks of investing in a Fund. Of course, this past performance does not necessarily indicate how the Funds will perform in the future.

Each of the Profile Series is a successor to a bank collective investment fund managed by PNC Bank, N.A. ("PNC"), an affiliate of the adviser. Each bank collective investment fund was managed using the same asset allocation investment strategy as its successor Fund. The performance shown in each bar chart and table has been adjusted to reflect the Institutional Shares of the Funds' expenses. PNC's bank collective investment funds were not registered mutual funds and were not subject to the same investment and tax restrictions as the Funds. If they had been, their performance might have been lower.

PRESERVATION PROFILE FUND

                                  [Bar Graph]

1995            1996            1997            1998            1999            2000
11.68%          6.30%           9.46%           8.46%           4.98%

During the period shown in the bar chart, the highest return for a quarter was 4.02% (quarter ended June 30, 1997) and the lowest return for a quarter was -0.60% (quarter ended September 30, 1998).

CONSERVATIVE PROFILE FUND

                                  [Bar Graph]

1995            1996            1997            1998            1999            2000
21.16%          8.65%           14.24%          12.87%          7.33%

During the period shown in the bar chart, the highest return for a quarter was 7.72% (quarter ended December 31, 1998) and the lowest return for a quarter was -3.18 % (quarter ended September 30, 1998).

MODERATE PROFILE FUND

                                  [Bar Graph]

1996            1997            1998            1999            2000
11.13%          15.30%          12.38%          11.52%

During the period shown in the bar chart, the highest return for a quarter was 10.38% (quarter ended December 31, 1998) and the lowest return for a quarter was -6.12% (quarter ended September 30, 1998).

BALANCED PROFILE FUND

                                  [Bar Graph]

1995            1996            1997            1998            1999            2000
24.12%          13.50%          16.68%          13.10%          16.42%

During the period shown in the bar chart, the highest return for a quarter was 13.24% (quarter ended December 31, 1998) and the lowest return for a quarter was -8.56% (quarter ended September 30, 1998).

GROWTH PROFILE FUND

                                  [Bar Graph]

1995            1996            1997            1998            1999            2000
25.62%          15.82%          17.53%          14.40%          20.70%

During the period shown in the bar chart, the highest return for a quarter was 16.12% (quarter December 31, 1998) and the lowest return for a quarter was -10.98% (quarter ended September 30, 1998).

AGGRESSIVE PROFILE FUND

                                  [Bar Graph]

1995            1996            1997            1998            1999            2000
27.27%          19.47%          19.45%          15.03%          26.97%

During the period shown in the bar chart, the highest return for a quarter was 19.69% (December 31, 1998) and the lowest return for a quarter was -14.22% (quarter ended September 30, 1998).

AVERAGE ANNUAL RETURNS (FOR PERIODS ENDED DECEMBER 31, 2000)

                                                                    ONE YEAR             FIVE YEARS            SINCE INCEPTION
Preservation Profile (inception date 12/31/94)                             %                     %                       %
S&P 500                                                                    %                     %                       %
Lehman Bros. Aggregate Bond Index                                          %                     %                       %
90-Day Treasury Composite Index                                            %                     %                       %
Preservation Profile Composite(1)                                          %                     %                       %
Conservative Profile (inception date 10/31/94)                             %                     %                       %
S&P 500                                                                    %                     %                       %
Lehman Bros. Aggregate Bond Index                                          %                     %                       %
Conservative Profile Composite(1)                                          %                     %                       %
Moderate Profile (inception date 4/30/95)                                  %                     %                       %
S&P 500                                                                    %                     %                       %
Lehman Bros. Aggregate Bond Index                                          %                     %                       %
Moderate Profile Composite(1)                                              %                     %                       %
Balanced Profile (inception date 10/31/94)                                 %                     %                       %
S&P 500                                                                    %                     %                       %
Lehman Bros. Aggregate Bond Index                                          %                     %                       %
Balanced Profile Composite(1)                                              %                     %                       %
Growth Profile (inception date 12/31/94)                                   %                     %                       %
S&P 500                                                                    %                     %                       %
Lehman Bros. Aggregate Bond Index                                          %                     %                       %
Growth Profile Composite(1)                                                %                     %                       %
Aggressive Profile (inception date 11/30/94)                               %                     %                       %
S&P 500                                                                    %                     %                       %
Lehman Bros. Aggregate Bond Index                                          %                     %                       %
Aggressive Profile Composite(1)                                            %                     %                       %

(1) The Profile Composites are based on the performance of the [S&P 500] and the [LEHMAN BROS. AGGREGATE BOND INDEX], and for the Preservation Profile Fund the performance of the [90-DAY TREASURY COMPOSITE INDEX], weighted according to the Fund's target allocation.

FUND FEE INFORMATION

The following table describes the fees and expenses you may pay if you buy and hold Institutional Shares of the Funds.

SHAREHOLDER FEES (FEES PAID DIRECTLY BY INVESTORS)                                                                     None

ANNUAL FUND OPERATING EXPENSES (EXPENSES PAID FROM FUND ASSETS)

                                                                       MODERATE                     GROWTH
                                 PRESERVATION       CONSERVATIVE       PROFILE        BALANCED      PROFILE     AGGRESSIVE
                                 PROFILE FUND       PROFILE FUND         FUND       PROFILE FUND     FUND      PROFILE FUND
Management fees                     [.10%]             [.10%]           [.10%]         [.10%]       [.10%]        [.10%]
Distribution (12b-1) fees            None               None             None           None         None          None
Other expenses                      [.15%]             [.15%]           [.15%]         [.15%]       [.15%]        [.15%]
-----------------------------------------------------------------------------------------------------------------------------
Total annual Fund operating         [.25%]             [.25%]           [.25%]         [.25%]       [.25%]        [.25%]
  expenses

INDIRECT EXPENSES

In addition to the annual Fund operating expenses shown above, each Fund will indirectly bear its pro rata share of the expenses of the underlying funds in which it invests. Based on each Fund's most recently reported allocation and each underlying fund's most recently reported expenses, the weighted average of these indirect expenses and the Funds' combined total annual operating expenses are estimated to be as follows:

                                                   Weighted average                      Funds' combined total
                                                 of indirect expenses                  annual operating expenses
                                                 --------------------                  -------------------------
Preservation Profile Fund                               X.XX%                                    X.XX%
Conservative Profile Fund                               X.XX%                                    X.XX%
Moderate Profile Fund                                   X.XX%                                    X.XX%
Balanced Profile Fund                                   X.XX%                                    X.XX%
Growth Profile Fund                                     X.XX%                                    X.XX%
Aggressive Profile Fund                                 X.XX%                                    X.XX%

This estimate may be higher or lower depending on the Fund's allocation among the underlying funds and the underlying funds' actual operating expenses.

EXAMPLE

This Example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Funds' operating expenses, and those of the underlying funds, remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                        One Year        Three Years
                                        --------        -----------
Preservation Profile Fund                 $XXX             $XXX
Conservative Profile Fund                 $XXX             $XXX
Moderate Profile Fund                     $XXX             $XXX
Balanced Profile Fund                     $XXX             $XXX
Growth Profile Fund                       $XXX             $XXX
Aggressive Profile Fund                   $XXX             $XXX

MORE INFORMATION ABOUT THE PROFILE SERIES

ASSET ALLOCATION INVESTMENT STRATEGY - The Funds currently allocate their investments among the different funds offered by the BlackRock(R) Funds(SM), a family of mutual funds managed by affiliates of PNC, which offers a broad mix of investment alternatives. For the most recent fiscal year, the Funds' assets were allocated among the underlying funds listed below as follows:

                                      PRESERVATION      CONSERVATIVE      MODERATE       BALANCED      GROWTH       AGGRESSIVE
                                        PROFILE           PROFILE          PROFILE       PROFILE       PROFILE       PROFILE
----------------------------------- ----------------- ----------------- -------------- ------------- ------------ ---------------
BLACKROCK EQUITY FUNDS                    15%               35%              50%           65%           80%           100%
----------------------------------- ----------------- ----------------- -------------- ------------- ------------ ---------------
Large Cap Value                            4%                8%              11%           14%           17%           21%
----------------------------------- ----------------- ----------------- -------------- ------------- ------------ ---------------
Large Cap Growth                           5%               10%              12%           15%           18%           23%
----------------------------------- ----------------- ----------------- -------------- ------------- ------------ ---------------
Select Equity                              6%               10%              12%           15%           19%           23%
----------------------------------- ----------------- ----------------- -------------- ------------- ------------ ---------------
Mid Cap Value                                                1%              1%             1%           2%             2%
----------------------------------- ----------------- ----------------- -------------- ------------- ------------ ---------------
Mid Cap Growth                                               2%              3%             3%           4%             5%
----------------------------------- ----------------- ----------------- -------------- ------------- ------------ ---------------
Small Cap Value                                                              1%             1%           1%             2%
----------------------------------- ----------------- ----------------- -------------- ------------- ------------ ---------------
Small Cap Growth                                                             2%             3%           3%             4%
----------------------------------- ----------------- ----------------- -------------- ------------- ------------ ---------------
International Equity                                         4%              7%            11%           13%           16%
----------------------------------- ----------------- ----------------- -------------- ------------- ------------ ---------------
International Emerging Markets                                               1%             2%           3%             4%
----------------------------------- ----------------- ----------------- -------------- ------------- ------------ ---------------
International Small Cap
----------------------------------- ----------------- ----------------- -------------- ------------- ------------ ---------------
BLACKROCK FIXED INCOME FUNDS              30%               65%              50%           35%           20%
----------------------------------- ----------------- ----------------- -------------- ------------- ------------ ---------------
Low Duration Bond
----------------------------------- ----------------- ----------------- -------------- ------------- ------------ ---------------
Intermediate Government Bond
----------------------------------- ----------------- ----------------- -------------- ------------- ------------ ---------------
Intermediate Bond
----------------------------------- ----------------- ----------------- -------------- ------------- ------------ ---------------
Core Bond
----------------------------------- ----------------- ----------------- -------------- ------------- ------------ ---------------
Government Income
----------------------------------- ----------------- ----------------- -------------- ------------- ------------ ---------------
GNMA
----------------------------------- ----------------- ----------------- -------------- ------------- ------------ ---------------
Managed Income                            30%               65%              50%           35%           20%
----------------------------------- ----------------- ----------------- -------------- ------------- ------------ ---------------
International Bond
----------------------------------- ----------------- ----------------- -------------- ------------- ------------ ---------------
High Yield Bond
----------------------------------- ----------------- ----------------- -------------- ------------- ------------ ---------------
BLACKROCK MONEY MARKET FUNDS              55%
----------------------------------- ----------------- ----------------- -------------- ------------- ------------ ---------------
Money Market Portfolio                    55%
----------------------------------- ----------------- ----------------- -------------- ------------- ------------ ---------------
Treasury Money Market Portfolio
----------------------------------- ----------------- ----------------- -------------- ------------- ------------ ---------------

The Adviser can vary these percentages, stop investing in a particular underlying fund and substitute or add other funds to this list at any time. Currently, the Funds allocate their assets exclusively among the BlackRock Funds. However, the Funds reserve the right to invest in other mutual funds that are not managed by the Adviser's affiliates and to make direct investments in equity, fixed income and money market securities, in accordance with each Fund's investment objectives and as permitted by law.

TEMPORARY DEFENSIVE INVESTMENTS - The Funds may make temporary defensive investments in certain situations to protect against market or economic downturns, or in other instances. If the Adviser determines that investing for temporary defensive purposes is in the best interests of a Fund and its shareholders, it may invest all or a higher percentage of a Fund's assets in underlying money market funds, make short-term money market investments directly or hold cash. A Fund may not be able to achieve its investment objective while it invests for temporary defensive purposes.

DESCRIPTION OF UNDERLYING FUNDS

The BlackRock Funds' adviser is BlackRock Advisors, Inc. (BlackRock). BlackRock was organized in 1994 to perform advisory services for investment companies and is located at 345 Park Avenue, New York, NY 10154. BlackRock is a wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States with $164.5 billion of assets under management as of December 31, 1999. BlackRock, Inc. is a majority-owned subsidiary of the PNC Financial Services Group, Inc. BlackRock Financial Management, Inc. (BFM), an affiliate of BlackRock located at 345 Park Avenue, New York, New York 10154, acts as sub-adviser to the BlackRock Funds, as do BlackRock International, Ltd. (BIL), an affiliate of BlackRock located at 7 Castle Street, Edinburgh, Scotland EH2 3AH, and BlackRock Institutional Management Corporation (BIMC), an affiliate of BlackRock located at 400 Bellevue Parkway, Wilmington, DE 19809.

BLACKROCK EQUITY FUNDS
LARGE CAP VALUE

The fund seeks long-term capital appreciation -- current income is the secondary objective. In pursuit of this goal, the fund manager invests primarily in U.S. large capitalization value companies (market capitalization in excess of $10 billion). The fund normally invests at least 65% of its total assets in the equity securities issued by these companies and normally invests at least 80% of its total assets in equity securities. The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock. The fund manager is seeking large capitalization stocks which he believes are worth more than is indicated by current market price. The manager initially screens for "value" stocks from the universe of companies with market capitalization above $1 billion, emphasizing those companies with market capitalization over $10 billion. The manager uses fundamental analysis to examine each company for financial strength before deciding to purchase the stock.

LARGE CAP GROWTH

The fund seeks long-term capital appreciation. In pursuit of this goal, the fund manager invests primarily in U.S. large capitalization growth companies (market capitalization in excess of $10 billion) which he believes have above-average earnings growth potential. The fund normally invests at least 65% of its total assets in the equity securities issued by these companies and normally invests at least 80% of its total assets in equity securities. The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock. The manager initially screens for "growth" stocks from the universe of companies with market capitalization above $1 billion, emphasizing those companies with market capitalization over $10 billion. The manager uses fundamental analysis to examine each company for financial strength before deciding to purchase the stock.

MID CAP VALUE

The fund seeks long-term capital appreciation -- current income is the secondary objective. In pursuit of this goal, the fund manager invests primarily in U.S. mid-capitalization value companies (market capitalization between $2 billion and $15 billion). The fund normally invests at least 65% of its total assets in the equity securities issued by these companies and normally invests at least 80% of its total assets in equity securities. The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock. The fund manager is seeking mid-capitalization stocks which he believes are worth more than is indicated by current market price. The manager initially screens for "value" stocks from the universe of companies with market capitalization above $2 billion, emphasizing those companies with market capitalization between $2 billion and $15 billion. The manager uses fundamental analysis to examine each company for financial strength before deciding to purchase the stock.

MID CAP GROWTH

The fund seeks long-term capital appreciation. In pursuit of this goal, the fund manager invests primarily in U.S. mid-capitalization growth companies (market capitalization between $2 billion and $15 billion) which he believes have above-average earnings growth potential. The fund normally invests at least 65% of its total assets in the equity securities issued by these companies and normally invests at least 80% of its total assets in equity securities. The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock. The manager initially screens for "growth" stocks from the universe of companies with market capitalization above $2 billion, emphasizing those companies with market capitalization between $2 billion and $15 billion. The manager uses fundamental analysis to examine each company for financial strength before deciding to purchase the stock.

SMALL CAP VALUE

The fund seeks long-term capital appreciation -- current income is the secondary objective. In pursuit of this goal, the fund manager invests primarily in U.S. small capitalization value companies (market capitalization under $2 billion). The fund normally invests at least 65% of its total assets in the equity securities issued by these companies and normally invests at least 80% of its total assets in equity securities. The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock. The fund manager is seeking small capitalization stocks which he believes are worth more than is indicated by current market price. The manager initially screens for "value" stocks from the universe of companies with market capitalization under $2 billion. The manager uses fundamental analysis to examine each company for financial strength before deciding to purchase the stock.

SMALL CAP GROWTH

The fund seeks long-term capital appreciation. In pursuit of this goal, the fund manager invests primarily in U.S. small capitalization growth companies (market capitalization under $2 billion) which he believes have above-average earnings growth potential. The fund normally invests at least 65% of its total assets in the equity securities issued by these companies and normally invests at least 80% of its total assets in equity securities. The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock. The manager initially screens for "growth" stocks from the universe of companies with market capitalization under $2 billion. The manager uses fundamental analysis to examine each company for financial strength before deciding to purchase the stock.

INTERNATIONAL EQUITY

The fund seeks long-term capital appreciation. In pursuit of this goal, the fund manager invests primarily in stocks of foreign issuers located in countries included in the Morgan Stanley Capital International Europe, Australia and Far East Index (EAFE). The fund normally invests at least 65% of its total assets in the equity securities issued by these companies and normally invests at least 80% of its total assets in equity securities. The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock. The fund manager uses a "value" style to select stocks which he believes are worth more than is indicated by current market price. The manager screens for "value" stocks by using proprietary computer models to find stocks that meet the value stock criteria. A security's earnings trend and its price momentum will also be factors considered in security selection. The manager will also consider factors such as prospects for relative economic growth among certain foreign countries, expected levels of inflation, government policies influencing business conditions and outlook for currency relationships. The manager and his team also examine each company for financial soundness before deciding to purchase its stock. The manager, in an attempt to reduce portfolio risk, will diversify investments across countries, industry groups and companies with investment at all times in at least three foreign countries. In addition, the fund can invest more than 25% of its assets in Japanese stocks. From time to time the fund may invest in the securities of issuers located in emerging market countries.

INTERNATIONAL EMERGING MARKETS

The fund seeks long-term capital appreciation. In pursuit of this goal, the fund manager invests primarily in stocks of issuers located in emerging market countries. These are countries considered to be "emerging" or "developing" by the World Bank, the International Finance Corporation or the United Nations. The fund normally invests at least 65% of its total assets in the equity securities issued by these companies and normally invests at least 80% of its total assets in equity securities. The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock. The fund manager uses a "value" style to select stocks which he believes are worth more than is indicated by current market price. The manager screens for "value" stocks by using proprietary computer models to find stocks that meet the value stock criteria. A security's earnings trend and its price momentum will also be factors considered in security selection. The manager will also consider factors such as prospects for relative economic growth among certain foreign countries, expected levels of inflation, government policies influencing business conditions and outlook examine each company for financial soundness before deciding to purchase its stock. The manager, in an attempt to reduce portfolio risks, will diversify investments across countries, industry groups and companies with investment ordinarily in at least three emerging markets countries.

INTERNATIONAL SMALL CAP

The fund seeks long-term capital appreciation. In pursuit of this goal, the fund manager invests primarily in small cap stocks (capitalization of less than $5 billion) of foreign issuers in countries included in the Salomon Brothers Extended Markets World Ex-U.S. Index. The fund normally invests at least 65% of its total assets in the equity securities issued by these companies and normally invests at least 80% of its total assets in equity securities. The manager may invest up to 20% of the portfolio in stocks of issuers in emerging market countries. The fund primarily buys common stock but can also invest in preferred stock and securities convertible into common and preferred securities. From time to time the fund may invest in shares of companies through initial public offerings (IPOs). The manager initially screens for "growth" stocks from the universe of companies described above. The manager uses fundamental analysis to examine each company for financial strength before deciding to purchase the stock. The fund can invest more than 25% of its assets in securities whose issuers are located in Japan, the United Kingdom, France or Germany.

BLACKROCK FIXED INCOME FUNDS
LOW DURATION BOND

The fund seeks to realize a rate of return that exceeds the total return of the Merrill Lynch 1-3 Year Treasury Index. In pursuit of this goal, the fund manager invests primarily in investment grade bonds in the three to five year maturity range. The fund normally invests at least 80% of its total assets in bonds diversified among several categories. The fund manager may also invest up to 20% of the fund's total assets in non-investment grade bonds or convertible securities with a minimum rating of "B" and up to 20% of its total assets in bonds of foreign issuers. The fund manager selects securities from several categories including: U.S. Treasuries and agency securities, asset-backed securities, CMOs, corporate bonds and commercial mortgage-backed securities. The management team evaluates categories of the bond market and individual securities within these categories. Securities are purchased for the fund when the manager determines that they have the potential for above-average total return.

INTERMEDIATE GOVERNMENT BOND

The fund seeks current income consistent with the preservation of capital. In pursuit of this goal, the fund manager invests primarily in the highest rated intermediate government and agency bonds. The fund normally invests at least 80% of its total assets in bonds and at least 65% of its total assets in intermediate bonds issued or guaranteed by the U.S. Government and its agencies. The fund defines intermediate bonds as those with maturities of between five and ten years. Securities purchased by the fund are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the fund manager to be of similar quality. The management team evaluates categories of the government/agency market and individual bonds within these categories. The manager selects bonds from several categories including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, asset-backed securities and corporate bonds. Securities are purchased for the fund when the manager determines that they have the potential for above-average current income.

INTERMEDIATE BOND

The fund seeks current income consistent with the preservation of capital. In pursuit of this goal, the fund manager invests primarily in intermediate bonds. The fund normally invests at least 80% of its total assets in bonds and at least 65% of its total assets in intermediate bonds. The fund defines intermediate bonds as those with maturities of between five and ten years. The fund only buys securities that are rated investment grade at the time of purchase by at least one major rating agency or determined by the manager to be of similar quality. The management team evaluates categories of the bond market and individual securities within those categories. The manager selects bonds from several categories including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, asset-backed securities and corporate bonds. Securities are purchased for the fund when the manager determines that they have the potential for above-average current income.

CORE BOND

The fund seeks to realize a total return that exceeds that of the Lehman Brothers Aggregate Index. In pursuit of this goal, the fund normally invests at least 80% of its total assets in bonds and at least 65% of its total assets in bonds with maturities of between five and fifteen years. The fund may invest up to 10% of its total assets in bonds of foreign issuers. The fund only buys securities that are rated investment grade at the time of purchase by at least one major rating agency or determined by the manager to be of similar quality. The management team evaluates several categories of the bond market and individual securities within these categories. The fund manager selects bonds from several categories including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, asset-backed securities and corporate bonds. Securities are purchased for the fund when the manager determines that they have the potential for above-average total return.

GOVERNMENT INCOME

The fund seeks current income consistent with the preservation of capital. In pursuit of this goal, the fund manager invests primarily in the highest rated government and agency bonds in the ten to fifteen year maturity range. The fund normally invests at least 80% of its total assets in bonds and at least 65% of its total assets in obligations issued or guaranteed by the U.S. Government and its agencies. Securities purchased by the fund are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the fund manager to be of similar quality. The management team evaluates categories of the government/agency market and individual bonds within these categories. The manager selects bonds from several categories including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities (including CMOs), asset- backed securities and corporate bonds. Securities are purchased for the fund when the manager determines that they have the potential for above-average current income.

GNMA

The fund seeks current income consistent with the preservation of capital. In pursuit of this goal, the fund manager invests primarily in securities issued by the Government National Mortgage Association (GNMA) as well as other U.S. Government securities in the five to ten year maturity range. The fund normally invests at least 80% of its total assets in bonds (including U.S. Treasuries and agency securities and mortgage-backed and asset-backed securities) and at least 65% of its total assets in GNMA securities. Securities purchased by the fund are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the fund manager to be of similar quality. Securities are purchased for the fund when the manager determines that they have the potential for above-average current income.

MANAGED INCOME

The fund seeks current income consistent with the preservation of capital. In pursuit of this goal, the fund manager invests primarily in investment grade bonds in the five to ten year maturity range. The fund normally invests at least 80% of its total assets in bonds and only buys securities rated investment grade at the time of purchase by at least one major rating agency or determined by the manager to be of similar quality. The fund may invest up to 10% of its total assets in bonds of foreign issuers. The management team evaluates categories of the bond market and individual bonds within those categories. The manager selects bonds from several categores including: U.S. Treasuries and agency securities, commercial and residential mortgage--backed securities, asset-backed securities and corporate bonds. Securities are purchased for the fund when the manager determines that they have the potential for above-average current income.

INTERNATIONAL BOND

The fund seeks current income consistent with the preservation of capital. In pursuit of this goal, the fund manager invests primarily in bonds of foreign issuers in the five to fifteen year maturity range. The fund normally invests at least 80% of its total assets in bonds and at least 65% of its total assets in bonds of a diversified group of foreign issuers from at least three developed countries. The fund may invest more than 25% of its total assets in the securities of issuers located in Canada, France, Germany, Japan and the United Kingdom. The fund may from time to time invest in investment grade bonds of issuers in emerging market countries. The fund will also invest in foreign currencies, usually in order to hedge itself against foreign currency risk; however, the fund may underweight or overweight a currency based on the manager's outlook. The fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the manager to be of similar quality. The management team evaluates categories of the bond markets of various world economies and seeks individual securities within those categories. Securities are purchased for the fund when the manager determines that they have the potential for above-average current income.

HIGH YIELD BOND

The fund seeks to provide current income by investing primarily in non-investment grade bonds. In pursuit of this goal, the fund manager invests primarily in non-investment grade bonds in the ten to fifteen year maturity range. The fund normally invests at least 80% of its total assets in bonds or convertible securities and at least 65% of its total assets in high yield bonds. The high yield securities (commonly called "junk bonds") acquired by the fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor's or Ba or lower by Moody's) or will be determined by the fund manager to be of similar quality. The fund may invest up to 10% of its total assets in bonds of foreign issuers. The management team evaluates categories of the high yield market and individual bonds within these categories. Securities are purchased for the fund when the manager determines that they have the potential for above-average current income.

BLACKROCK MONEY MARKET FUNDS

MONEY MARKET

The fund seeks as high a level of current income as is consistent with maintaining liquidity and stability of principal. In pursuit of this goal, the fund invests in a broad range of short term, high quality, U.S.
dollar-denominated instruments, including government, bank, commercial and other obligations. The fund seeks to maintain a net asset value of $1.00 per share.

TREASURY MONEY MARKET

The fund seeks as high a level of current income as is consistent with maintaining liquidity and stability of principal. In pursuit of this goal, the fund invests exclusively in short-term bills, notes and other obligations issued or guaranteed by the U.S. Treasury and related repurchase agreements. The fund seeks to maintain a net asset value of $1.00 per share.

ADDITIONAL INFORMATION ABOUT RISK

As previously discussed in "Fund Summary - Principal Risks", underlying funds are subject to a number of risks that may affect the value of their shares, and therefore, impact the Funds. The discussion below elaborates on these risks.

EQUITY RISK - Underlying funds may invest in public and privately issued equity securities, including common and preferred stocks, warrants, and rights, as well as equity derivatives, such as financial futures and options on futures. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which the funds invest will cause the net asset value to fluctuate. Historically, the equity markets have moved in cycles, and the value of the underlying fund's equity securities and equity derivatives may fluctuate drastically from day to day. Because of the link to the equity markets, an investment in the Funds that heavily target equity funds may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

INVESTMENT STYLE RISKS - The equity market's cyclical performance has historically resulted in periods where one investment style or segment of the equity market has outperformed other styles or segments. At times, market or economic conditions may result in periods when large cap stocks outperform small or medium cap stocks, and vice versa. Cyclical market or economic conditions may also result in periods when securities of U.S. issuers outperform those of foreign issuers, and vice versa. In addition, investor sentiment or market conditions may favor "growth" stocks over "value" stocks. Growth stocks may be more volatile than other stocks and may be more sensitive to interest rate increases and decreases in earnings per share, but may have more potential for capital appreciation. Value stocks may be less expensive than other stocks, relative to their earnings per share, but may remain inexpensive for long periods of time and may not ever achieve their full price potential. [THE FUNDS ATTEMPT TO MINIMIZE THE IMPACT OF INVESTMENT STYLE RISKS BY ALLOCATING THEIR EQUITY INVESTMENTS AMONG UNDERLYING FUNDS THAT FOLLOW DIVERSE INVESTMENT STRATEGIES AND INVEST IN MOST MAJOR SEGMENTS OF THE EQUITY MARKETS.]

FOREIGN ISSUER RISKS - Underlying funds may invest in both equity and fixed income securities issued by foreign companies or governments. Investing in securities of foreign issuers may involve risks not typically associated with investing in U.S. issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets and prices in some foreign markets can be extremely volatile. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. These same risks could be even greater for issuers in "emerging market countries." Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. In addition to these risks, there are other factors that may hurt the performance of an underlying fund's investments in foreign securities. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received by a fund.

FOREIGN CURRENCY RISK - An underlying fund's investments in foreign issuers are generally denominated in a foreign currency. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. These currency movements may negatively impact the value of an underlying fund's investment in a foreign security even when there is no change in the value of the security in the issuer's home country.

MORTGAGE-BACKED SECURITIES RISKS - Underlying funds may invest in mortgage-backed securities (MBS), fixed income securities representing an interest in a pool of underlying mortgage loans. MBS are sensitive to changes in interest rates, but may respond to these changes differently than other fixed income securities due to the risk of prepayment of the underlying mortgage loans. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

JUNK BOND RISKS - Some underlying funds may invest in high-yield fixed income securities, which are rated below investment grade and are also known as "junk bonds." Junk bonds involve greater credit risks of default or downgrade and are more volatile than investment grade securities (securities rated BBB or higher by S&P or Baa or higher by Moody's). Junk bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds may be more susceptible to economic downturns than other issuers. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

MANAGEMENT OF THE PNC PROFILE FUNDS

[PNC ADVISORS], a [STATE OF INCORPORATION] [CORPORATION/LIMITED
PARTNERSHIP/LIMITED LIABILITY CORPORATION] with offices at [ADDRESS], serves as investment adviser and manager of the PNC Profile Funds. The Adviser is a [SUBSIDIARY/AFFILIATE] of the PNC Financial Group, Inc., one of the largest diversified financial services companies in the United States.

The Adviser makes investment allocation decisions for the assets of the Funds and continuously reviews, supervises, and administers each Fund's investment program. Each Fund is managed by a team and no one person is responsible for making investment decisions for a Fund. The PNC Profile Funds' Trustees supervise the Adviser and establish policies that the Adviser must follow in its day to day management activities. Under an investment advisory agreement between the Funds and the Adviser, the Funds pay the Adviser an annual fee of [.10%] based on the average daily net assets for each Fund.

The Adviser bears all of its own costs associated with providing these advisory services and the expenses of the Trustees that are affiliated with the Adviser. The Adviser may also make payments from its own resources to broker-dealers and other financial institutions in connection with the sale of Fund shares.

SHAREHOLDER INFORMATION

BUYING SHARES - Institutional Shares are offered to customers of PNC and its affiliates on behalf of clients:

       -      for whom PNC acts in a fiduciary capacity

       -      otherwise has investment discretion

       -      acts as custodian or

       -      invest at least $2 million in assets.

Institutional Shares will normally be held by PNC on behalf of its customers. Institutional Shares are normally purchased through a customer's account at PNC according to procedures established by PNC. If you own shares through your PNC account, your ownership of shares will be recorded by PNC and reflected in your PNC account statements. Investors wishing to purchase Institutional Shares should contract their PNC financial representative.

The Funds may also be offered as investment options in retirement or other tax-qualified savings plans. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to choose among the Funds as investment options. If you have questions about your account, contact your plan administrator or employee benefits office.

GENERAL INFORMATION - Shares are offered continuously and are sold on any day that the New York Stock Exchange (NYSE) is open for business (a "Business Day"). But, the Funds reserve the right to stop offering shares partially or completely, on a limited or permanent basis. The Funds may suspend the right to redeem shares, or postpone payment of redemption proceeds when (i) the NYSE is closed (other than customary weekend or holiday closings) or trading is restricted; (ii) an emergency exists so that disposal of Fund investments or the determination of NAV is not reasonably practicable; or (iii) as permitted by the Securities and Exchange Commission.

TRANSACTIONS - Shares are sold at "net asset value" (NAV). NAV is calculated by
(1) taking the current market value of a Fund's total assets, (2) subtracting the liabilities, and (3) dividing that amount by the total number of shares owned by shareholders. NAV is determined as of the close of regular trading on the NYSE, which is normally 4:00 p.m., Eastern Time. The Funds may calculate NAV earlier on days that the NYSE closes early.

Purchases, exchanges, or redemptions of a Fund's shares are processed at the next determined NAV as soon as they have been received by the Fund in good order. Good order means that your request includes complete information on your purchase, exchange, or redemption, and that the Fund has received the appropriate assets.

INVESTMENT OPTIONS AND ALLOCATIONS - If you invest through an employer-sponsored retirement plan, your plan's specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.

EXCHANGES - Institutional Shares investors may exchange their shares of a Fund for Institutional Shares of any other PNC Advisors Fund series. Although we make every effort to maintain the exchange privilege, the Funds reserve the right to revise or terminate this privilege, limit the amount of an exchange or reject any exchange, at any time, without notice. PNC customers wishing to make exchanges should contract their PNC financial representative. If you invest through an employer-sponsored retirement plan, the exchange privilege (your ability to redeem shares from one Fund to purchase shares of another Fund) may be available to you through your plan. Contact your plan administrator for details on the exchange policies that apply to your plan. Before making an exchange between PNC Advisors Fund series or to or from another fund available in your plan, make sure to read that fund's prospectus.

DISTRIBUTIONS AND TAXES

Income distributions (dividends), if any, are made [QUARTERLY BY EACH OF THE FUNDS, EXCEPT THE PRESERVATION PROFILE FUND, WHICH DISTRIBUTES INCOME MONTHLY, AND THE AGGRESSIVE PROFILE FUND, WHICH DISTRIBUTES INCOME ANNUALLY]. If you own Fund shares on a Fund's record date, you will be entitled to receive the dividend. The Funds may declare and pay dividends on the same date. The Funds make distributions of capital gains, if any, at least annually. The Trust, however, may declare a special capital gains distribution if the Trustees believe that such a distribution would be in the best interest of the shareholders of a Fund. The Funds will automatically reinvest dividends and distributions in additional shares of the Funds, unless you elect on your account application to receive them in cash.

If you invest through an employer-sponsored retirement plan, the terms of your employer's plan will govern how your employer's plan may receive distributions from the Funds. Generally, periodic distributions from the Funds to your employer's plan are reinvested in additional Fund shares, although your employer's plan may permit you to receive Fund distributions from net investment income in cash while reinvesting capital gains distributions in additional shares or to receive all Fund distributions in cash. If another option is not selected, all distributions will be reinvested in additional Fund shares.

FEDERAL TAXES

The following is a summary of the federal income tax consequences of investing in the Funds. You may also have to pay state and local taxes on your investment. You should always consult your tax advisor for specific guidance regarding the tax effect of your investment in the Funds.

TAXES ON DISTRIBUTIONS - The distributions of the Funds will generally be taxable to shareholders as ordinary income or capital gains. You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional shares. Once a year the Funds will send you a statement showing the types and total amount of distributions you received during the previous year.

You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as "buying into a dividend" and should be avoided by taxable investors. Call [phone #] to find out when the Funds expect to make a distribution to shareholders.

TAXES ON EXCHANGES AND REDEMPTIONS - When you exchange or redeem shares in either portfolio, you may generally recognize a capital gain or loss for federal tax purposes. This gain or loss will be based on the difference between the cost of your shares (tax basis) and the amount you receive for them. To aid in computing your tax basis, you should keep your account statements for the periods during which you held shares. You may also be subject to state and local taxes on an exchange or redemption.

The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will generally not be currently taxable, but they may be taxable in the future. You should consult your tax advisor regarding the rules governing your IRA or other tax-qualified plan.

YOU CAN GET MORE INFORMATION ABOUT THE PNC PROFILE FUNDS FROM:

- the Funds' Statement of Additional Information (SAI) dated _________, 2000, which is incorporated by reference and, therefore, legally part of this Prospectus; and

- the Funds' available annual and semi-annual reports, which provide additional information about the Funds' investments and a discussion of the market conditions and investment strategies that affected the Funds' performance.

THESE DOCUMENTS ARE AVAILABLE AT NO CHARGE BY:

-      writing to the Funds at [ADDRESS];

-      calling plan services at (800) [XXX-XXXX];

-      downloading from the SEC EDGAR database (www.sec.gov);

- visiting the SEC Public Reference room in Washington, D.C. (for information on the operation of the Public Reference Room, call 1-202-942-8090); or

- requesting documents from the SEC by mail (Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102) or e-mail (publicinfo@sec.gov) and paying a duplicating fee.

NO ONE HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY
REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUNDS' SAI. DO NOT RELY ON ANY SUCH INFORMATION OR REPRESENTATIONS AS HAVING BEEN AUTHORIZED BY THE FUNDS OR THE ADVISER. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS IN ANY JURISDICTION WHERE SUCH AN OFFERING IS NOT LAWFUL.

THE FUND'S SEC REGISTRATION NUMBER IS 811-_____.

                       STATEMENT OF ADDITIONAL INFORMATION

                               PNC ADVISORS FUND(SM)


        PNC Advisors Fund(SM)(the "Trust") is a mutual fund complex with six separate investment portfolios (the "Funds"). This Statement of Additional Information ("SAI") relates to shares of the following portfolios:

                            PRESERVATION PROFILE FUND
                            CONSERVATION PROFILE FUND
                              MODERATE PROFILE FUND
                              BALANCED PROFILE FUND
                               GROWTH PROFILE FUND
                             AGGRESSIVE PROFILE FUND

This SAI is not a prospectus. It should be read in conjunction with the Trust's Prospectus dated ___________, 2000. The Prospectus and current shareholder reports of the Funds may be obtained upon request and without charge from the Fund's distributor, [Provident Distributors, Inc.] at [3200 Horizon Drive, King of Prussia, PA 19406], or by calling [(800) XXX-XXXX or (610) 239-4590, collect].

                                TABLE OF CONTENTS



GENERAL INFORMATION ABOUT THE TRUST ..........................................2
FUNDS' INVESTMENT POLICIES AND LIMITATIONS ...................................2
UNDERLYING FUNDS' INVESTMENT POLICIES........................................ 7
TRUSTEES AND OFFICERS OF THE TRUST ..........................................24
INVESTMENT ADVISORY SERVICES ................................................24
ADMINISTRATOR ...............................................................25
DISTRIBUTOR .................................................................25
PERFORMANCE INFORMATION .....................................................26
CALCULATION OF TOTAL RETURN .................................................26
COMPUTATION OF YIELD.........................................................26
PURCHASE OF SHARES ..........................................................27
REDEMPTION OF SHARES ........................................................27
DETERMINATION OF NET ASSET VALUE ............................................28
TAX CONSIDERATIONS ..........................................................28
OTHER INFORMATION ...........................................................30



                    The date of this SAI is __________, 2000.

GENERAL INFORMATION ABOUT THE TRUST

The Trust was organized as a Delaware business trust on December 2__, 2000. The Trust is registered with the United States Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company with an unlimited number of authorized shares of beneficial interest. The Trust is permitted to offer separate portfolios and different classes of shares. The Trust is currently divided into six separate portfolios (each a "Profile Fund" and together the "Profile Funds"): Preservation Profile Fund, Conservation Profile Fund, Moderate Profile Fund, Balanced Profile Fund, Growth Profile Fund, and Aggressive Profile Fund. Each fund offers two classes of shares, Institutional Shares and Service Shares, classes of shares with different operating expenses. Because of these different expenses, the investment performance of the classes will vary. For more information, including your eligibility to purchase certain classes of shares, please read the applicable sections of the Funds' prospectuses.

HISTORY OF THE PROFILE FUNDS. The Profile Funds are successors to a series of bank collective investment funds previously managed by PNC Bank, N.A., an affiliate of the Profile Funds' investment adviser. The bank collective funds were managed using virtually the same investment objective, strategies, policies and restrictions as those used by the Profile Funds. Each bank collective investment fund's date of inception is as follows: October 31, 1994 for the Conservative Profile and Balanced Profile Funds, November 30, 1994 for the Aggressive Profile Fund, December 31, 1994 for the Growth Profile and Preservation Profile Funds, and April 30, 1995 for the Moderate Profile Fund. The bank collective investment funds dissolved and reorganized into the Profile Funds on [date]. A substantial portion of the assets of each bank collective investment fund was transferred to its Profile Fund successor in connection with the Profile Funds' commencement of operations.

PROFILE FUNDS' INVESTMENT POLICIES AND LIMITATIONS

INVESTMENT OBJECTIVES

The Profile Funds' respective investment objectives and principal investment strategies are described in the prospectus. The following information supplements, and should be read in conjunction with, the Prospectus. The Profile Funds currently pursue their objectives by investing their assets in shares of other mutual funds. The Profile Funds currently allocate their assets among the various portfolios offered by the BlackRock Funds, a family of mutual funds that are managed by an affiliate of the Profile Funds' investment adviser. The BlackRock Funds may be deemed "part of the same group of investment companies" as the Profile Funds. The Trust has filed an application with the SEC for an exemptive order to allow the Profile Funds to invest their assets in (i) shares of other mutual funds that are not part of the same group of investment companies as the Profile Funds, and (ii) portfolio securities, such as stocks and bonds, as well as shares of the BlackRock Funds. For purposes of this SAI, the BlackRock Funds (and any other mutual funds in which the Profile Funds invest) are referred to as "underlying funds" or simply, "funds." Each current underlying fund's investment objective and principal investment strategies are described in the Prospectus.

ADDITIONAL PERMITTED INVESTMENTS

The following policies regarding Profile Fund investments supplement those set forth in the Prospectus and contain more detailed information about types of instruments in which a Profile Fund may invest, strategies the manager may employ in pursuit of a Profile Fund's investment objective, and a summary of related risks. Each of these investments and strategies represent secondary or "non-principal" investments and strategies and are not part of the Profile Funds' principal investment strategy. Currently, the Profile Funds expect to be fully invested in shares of underlying funds, but may purchase other securities, such as money market securities, for cash management purposes or when investing for temporary defensive purposes. The Adviser may not buy all of these instruments or use all of these techniques unless it believes that doing so would be in the best interests of a Fund or its shareholders.

In addition, to the extent the Profile Funds are permitted by SEC exemptive order invest their assets directly in portfolio securities such as stocks and bonds, as well as shares of underlying funds, the Profile Funds may also invest in the instruments and employ the strategies described in "UNDERLYING FUNDS' INVESTMENT POLICIES" in pursuit of a Profile Fund's investment objective.

CASH MANAGEMENT. A Profile Fund can hold uninvested cash or can invest it in cash equivalents such as money market securities, repurchase agreements or shares of money market funds. Generally, these securities offer less potential for gains than other types of securities.

TEMPORARY DEFENSIVE POLICIES. As discussed in the prospectus, each Profile Fund reserves the right to invest without limitation in underlying money market funds or use cash management techniques when investing for temporary, defensive purposes. A Profile Fund may invest for defensive purposes during economic downturns, periods of extreme market volatility, or for any other purpose, as determined by the Adviser.

MONEY MARKET SECURITIES. Money market securities include short-term U.S. Government Securities; custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; commercial paper rated in the highest short-term rating category by a nationally recognized statistical ratings organization ("NRSRO"), such as Standard & Poor's or Moody's, or determined by the Adviser to be of comparable quality at the time of purchase; short-term bank obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and repurchase agreements involving such securities.

U.S. GOVERNMENT SECURITIES. Examples of types of U.S. Government obligations in which the Profile Funds may invest include U.S. Treasury Obligations and the obligations of U.S. Government Agencies such as Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association, Government National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Maritime Administration, and other similar agencies. Whether backed by the full faith and credit of the U.S. Treasury or not, U.S. Government Securities are not guaranteed against price movements due to fluctuating interest rates.

- U.S. TREASURY OBLIGATIONS. U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Treasury Receipts ("TRs").

- RECEIPTS. Interests in separately traded interest and principal component parts of U.S. Government obligations that are issued by banks or brokerage firms and are created by depositing U.S. Government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. TRs and STRIPS are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities.

- U.S. GOVERNMENT ZERO COUPON SECURITIES. STRIPS and receipts are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

- U.S. GOVERNMENT AGENCIES. Some obligations issued or guaranteed by agencies of the U.S. Government are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of a Profile Fund's shares.

COMMERCIAL PAPER. Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few to 270 days.

OBLIGATIONS OF DOMESTIC BANKS, FOREIGN BANKS AND FOREIGN BRANCHES OF U.S. BANKS. A Profile Fund may invest in obligations issued by banks and other savings institutions. Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by a Profile Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. The Profile Funds may invest in U.S. dollar-denominated obligations of domestic branches of foreign banks and foreign branches of domestic banks only when the Adviser believes that the risks associated with such investment are minimal and that all applicable quality standards have been satisfied. Bank obligations include the following:

- BANKERS' ACCEPTANCES. Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations use bankers' acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

- CERTIFICATES OF DEPOSIT. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

- TIME DEPOSITS. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.

REPURCHASE AGREEMENTS. A Profile Fund may enter into repurchase agreements with financial institutions. The Funds each follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose condition will be continually monitored by the Adviser. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral. However, the exercising of each Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of each of the Profile Funds, not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by that Fund, amounts to more than 15% of the Fund's total assets. The investments of each of the Profile Funds in repurchase agreements, at times, may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant.

VARIABLE AND FLOATING RATE SECURITIES. Variable and floating rate securities provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries.

FUNDAMENTAL LIMITATIONS

The following investment limitations are fundamental policies of the Profile Funds. Fundamental policies cannot be changed without the consent of the holders of a majority of a Profile Fund's outstanding shares). The term "majority of the outstanding shares," as defined in the 1940 Act, means the vote of (i) 67% or more of a Fund's shares present at a meeting, if more than 50% of the outstanding shares of that Fund are present or represented by proxy, or (ii) more than 50% of that Fund's outstanding shares, whichever is less. Each Profile Fund's investment objective is a fundamental policy. Except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.

No Profile Fund may:

1. Purchase securities of any issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities, repurchase agreements involving such securities and securities issued by investment companies) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer or more than 10% of the outstanding voting securities of such issuer would be owned by the Fund on the last day of each fiscal quarter. This restriction applies to 75% of the Fund's assets.

2. Purchase any securities that would cause more than 25% of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry. This limitation does not apply to (i) investments in the obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities, (ii) repurchase agreements involving such securities, and (iii) securities issued by investment companies.

3. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies that either obligate a Fund to purchase securities or require a Fund to segregate assets are not considered to be borrowing. Asset coverage of at least 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes in an amount not exceeding 5% of its total assets.

4. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that a Fund may (i) purchase or hold debt instruments in accordance with its investment objectives and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

5. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

6. Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC.

The foregoing percentages are: (i) based on total assets (except for the limitation on illiquid securities which is based on net assets); (ii) will apply at the time of purchase of a security; and (iii) shall not be considered violated unless an excess or deficiency occurs or exists immediately after as a result of a purchase of a security.

NON-FUNDAMENTAL POLICIES

The following investment policies are non-fundamental policies of the Profile Funds and may be changed with respect to any Profile Fund by the Board of Trustees.

No Profile Fund may:

1. Invest in illiquid securities in an amount exceeding, in the aggregate, 15% of that Fund's net assets.

2. Purchase securities on margin or effect short sales, except that a Fund may (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales "against the box" or in compliance with the SEC's position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

3. The Fund will not purchase securities while its borrowing exceeds 5% of its total assets.

4. Purchase or sell real estate, real estate limited partnership interests, physical commodities or commodities contracts except that a Fund may purchase commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

The foregoing percentages (except for the limitation on illiquid securities) are: (i) based on total assets; (ii) will apply at the time of purchase of a security; and (iii) shall not be considered violated unless an excess or deficiency occurs or exists immediately after as a result of a purchase of a security.

INVESTMENT LIMITATIONS OF UNDERLYING FUNDS

Notwithstanding the foregoing investment limitations, underlying funds in which the Profile Funds may invest have adopted certain investment limitations that may be more or less restrictive than those listed above, thereby permitting a Profile Fund to engage indirectly in investment strategies that are prohibited under the investment limitations listed above. The investment limitations of underlying funds are disclosed in their respective registration statements.

UNDERLYING FUNDS' INVESTMENT POLICIES

The following pages contain more detailed information about types of instruments in which an underlying fund may invest, strategies an underlying fund's investment manager may employ in pursuit of the underlying fund's investment objective, and a summary of related risks. An underlying fund's investment manager may not buy all of these instruments or use all of these techniques unless it believes that doing so will help an underlying fund achieve its goal. Because the Profile Funds invest in underlying funds, the Profile Funds may indirectly invest in these securities or engage in these investment techniques, and subsequently be exposed to the risks of such investments.

CASH MANAGEMENT. An underlying fund may hold uninvested cash or may invest it in cash equivalents such as money market securities, repurchase agreements or shares of money market funds. Generally, these securities offer less potential for gains than other types of securities.

TEMPORARY DEFENSIVE POLICIES. Underlying funds reserve the right to invest without limitation in money market funds or use cash management techniques when investing for temporary, defensive purposes. A fund may invest for defensive purposes during economic downturns, periods of extreme market volatility, or for any other purpose, as determined by its investment manager.

COMMERCIAL PAPER. See discussion on page [4] under the heading "Additional Permitted Investments."

OBLIGATIONS OF DOMESTIC BANKS, FOREIGN BANKS AND FOREIGN BRANCHES OF U.S. BANKS. See discussion on page [4] under the heading "Additional Permitted Investments."

BORROWING. Underlying funds may borrow money, including borrowing for investment purposes. Borrowing for investment is known as leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk, but also increases investment opportunity. Since substantially all of an underlying fund's assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the net asset value per share of an underlying fund will increase more when its portfolio assets increase in value and decrease more when the its portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, an underlying fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales.

An underlying fund may also borrow money to facilitate management of the its portfolio by enabling the it to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. Such borrowing is not for investment purposes and will be repaid by the borrowing fund promptly. As required by the 1940 Act, a fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of an underlying fund's assets should fail to meet this 300% coverage test, the fund, within three days (not including Sundays and holidays), will reduce the amount of its borrowings to the extent necessary to meet this 300% coverage. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

In addition to the foregoing, funds are authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of a fund's total assets. This borrowing is not subject to the foregoing 300% asset coverage requirement. An underlying fund are authorized to pledge portfolio securities, as the investment manager deems appropriate in connection with any borrowings.

DEBT SECURITIES. Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay interest but are sold at a deep discount from their face values. Debt securities include corporate bonds, government securities, and mortgage and other asset-backed securities.

- U.S. GOVERNMENT SECURITIES. See discussion on page [3] under the heading "Additional Permitted Investments."

- INVESTMENT-GRADE DEBT SECURITIES. Investment-grade debt securities are medium and high-quality securities. Some may possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial conditions of issuers. A debt security is considered to be investment-grade if it is rated investment-grade by Moody's Investors Service, Standard & Poor's, or Fitch, Inc., or is unrated but considered to be of equivalent quality by the investment manager.

- LOWER-QUALITY DEBT SECURITIES ("JUNK BONDS"). Lower-quality debt securities have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities. Because the risk of default is higher for lower-quality debt securities, the investment manager's research and credit analysis are an especially important part of managing securities of this type. A fund's investment manager will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. The investment manager's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

- MUNICIPAL SECURITIES. Municipal securities are debt securities issued to raise money for a variety of public or private purposes, including general financing for state and local governments, or financing for specific projects or public facilities. They may be issued in anticipation of future revenues and may be backed by the full taxing power of a municipality, the revenues from a specific project, or the credit of a private organization. The value of some or all municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders. A municipal security may be owned directly or through a participation interest.

- ASSET-BACKED SECURITIES. Asset-backed securities represent interests in pools of mortgages, loans, receivables or other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by other factors including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk.

- MORTGAGE-BACKED SECURITIES. Mortgage-backed securities (MBS) are issued by government and non-government entities such as banks, mortgage lenders, or other institutions. A mortgage security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage securities, such as collateralized mortgage obligations (or "CMOs"), make payments of both principal and interest at a range of specified intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage securities are based on different types of mortgages, including those on commercial real estate or residential properties. Stripped mortgage securities are created when the interest and principal components of a mortgage security are separated and sold as individual securities. In the case of a stripped mortgage security, the holder of the "principal-only" security (PO) receives the principal payments made by the underlying mortgage, while the holder of the "interest-only" security (IO) receives interest payments from the same underlying mortgage.

       The value of mortgage securities may change due to shifts in the market's perception of issuers and changes in interest rates. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage securities are subject to prepayment risk, which is the risk that early principal payments made on the underlying mortgages, usually in response to a reduction in interest rates, will result in the return of principal to the investor, causing it to be invested subsequently at a lower current interest rate. Alternatively, in a rising interest rate environment, mortgage security values may be adversely affected when prepayments on underlying mortgages do not occur as anticipated, resulting in the extension of the security's effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The prices of stripped mortgage securities tend to be more volatile in response to changes in interest rates than those of non-stripped mortgage securities.

       Also, the maturities of mortgage securities, including collateralized mortgage obligations, and some asset-backed securities are determined on a weighted average life basis, which is the average time for principal to be repaid. For a mortgage security, this average time is calculated by estimating the timing of principal payments, including unscheduled prepayments, during the life of the mortgage. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity.

- SOVEREIGN DEBT OBLIGATIONS. Sovereign debt obligations are issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and payment of interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government.

- ZERO COUPON BONDS. Zero coupon bonds do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income.

- DOLLAR-WEIGHTED AVERAGE MATURITY. A fixed-income fund's dollar-weighted average maturity is derived by multiplying the value of each investment by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of the fund's portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule. For example, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date.

EQUITY SECURITIES. Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock, and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a fund invests will cause the net asset value of a fund to fluctuate. Equity securities are described in more detail below:

- COMMON STOCK. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

- PREFERRED STOCK. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

- WARRANTS. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

- CONVERTIBLE SECURITIES. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a fund is called for redemption or conversion, the fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

       Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

FOREIGN MARKETS EXPOSURE. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

- FOREIGN SECURITIES. Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated. There is no assurance that the investment manager will be able to anticipate these potential events or counter their effects. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

       It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter (OTC) markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the

       United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading, settlement and custodial practices (including those involving securities settlement where fund assets may be released prior to receipt of payment) are often less developed than those in U.S. markets, and may result in increased risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository or foreign subcustodian. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions and custodial costs, are generally higher than with U.S. investments.

       Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated. Regulatory enforcement may be influenced by economic or political concerns, and investors may have difficulty enforcing their legal rights in foreign countries. Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad; they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

- EMERGING MARKETS. The risks of foreign investing may be magnified for investments in emerging markets, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

- AMERICAN DEPOSITARY RECEIPTS. American Depositary Receipts (ADRs) as well as other "hybrid" forms of ADRs, including European Depositary Receipts
       (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.



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

- FOREIGN CURRENCY TRANSACTIONS. Underlying funds may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a fund. A fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.

       A "settlement hedge" or "transaction hedge" is designed to protect a fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used by a fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the investment manager.

       A fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

       A fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a fund to assume the risk of fluctuations in the value of the currency it purchases.

       Successful use of currency management strategies will depend on the investment manager's skill in analyzing currency values. Currency management strategies may substantially change a fund's investment exposure to changes in currency exchange rates and could result in losses to a fund if currencies do not perform as the investment manager anticipates. For example, if a currency's value rose at a time when the investment manager had hedged a fund by selling that currency in exchange for dollars, a fund would not participate in the currency's appreciation. If the investment manager hedges currency exposure through proxy hedges, a fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if the investment manager increases a fund's exposure to a foreign currency and that currency's value declines, a fund will realize a loss. There is no assurance that the investment manager's use of currency management strategies will be advantageous to a fund or that it will hedge at appropriate times.

- FOREIGN REPURCHASE AGREEMENTS. Foreign repurchase agreements involve an agreement to purchase a foreign security and to sell that security back to original seller at an agreed-upon price in either U.S. dollars or foreign currency. Unlike typical U.S. repurchase agreements, foreign repurchase agreements may not be fully collateralized at all times. The value of a security purchased by a fund may be more or less than the price at which the counterparty has agreed to repurchase the security. In the event of default by the counterparty, the fund may suffer a loss if the value of the security purchased is less than the agreed-upon repurchase price, or if the fund is unable to successfully assert a claim to the collateral under foreign laws. As a result, foreign repurchase agreements may involve higher credit risks than repurchase agreements in U.S. markets, as well as risks associated with currency fluctuations. In addition, as with other emerging market investments, repurchase agreements with counterparties located in emerging markets or relating to emerging markets may involve issuers or counterparties with lower credit ratings than typical U.S. repurchase agreements.

FUTURES CONTRACTS. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

- FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf



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

       of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.

- COVERAGE OF OPEN FUTURES CONTRACTS. To cover its position, a fund may maintain with its custodian bank (and marked-to-market on a daily basis), a segregated account consisting of cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise "cover" its position. If the fund continues to engage in the described securities trading practices and properly segregates assets, the segregated account will function as a practical limit on the amount of leverage which the fund may undertake and on the potential increase in the speculative character of the fund's outstanding portfolio securities. Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the fund arising from such investment activities.

- OFFSETTING POSITIONS AS "COVER." A fund may "cover" any open futures contracts by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or holding a call option permitting the fund to purchase the same futures contract at a price no higher than the price of the contract written by the fund (or at a higher price if the difference is maintained in liquid assets with the fund's custodian).

- STOCK INDEX FUTURES CONTRACTS. A stock index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. Futures may be based on foreign indexes such as the CAC 40 (France), DAX 30 (Germany), EuroTop 100 (Europe), IBEX (Spain), FTSE 100 (United Kingdom), All Ordinary (Australia), Hang Seng (Hong Kong), and Nikkei 225, Nikkei 300 and TOPIX (Japan).

- FOREIGN FUTURES CONTRACTS. Although futures exchanges generally operate similarly in the United States and abroad, foreign futures exchanges may follow trading, settlement and margin procedures that are different from those for U.S. exchanges. Futures contracts traded outside the United States may involve greater risk of loss than U.S.-traded contracts, including potentially greater risk of losses due to insolvency of a futures broker, exchange member or other party that may owe initial or variation margin to a fund. Because initial and variation margin payments may be measured in foreign currency, a futures contract traded outside the United States may also involve the risk of foreign currency fluctuation.

OPTIONS. An underlying fund may trade put and call options on securities, stock indices listed on national securities exchanges or traded in the over-the-counter market, or futures contracts for the purpose of realizing its investment objective.

- PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

       The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

       The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

- WRITING PUT AND CALL OPTIONS. The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a fund will be required to make margin payments to an FCM as described above for futures contracts.

       If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

       Writing a call option obligates the writer to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

- OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

- OPTIONS ON SECURITY INDICES. Options on indices are settled in cash, not in delivery of securities. The exercising holder of an index option receives, instead of a security, cash equal to the difference between the closing price of the securities index and the exercise price of the option. When a fund writes a covered option on an index, the fund will be required to deposit and maintain with a custodian cash or liquid securities equal in value to the aggregate exercise price of a put or call option pursuant to the requirements and the rules of the applicable exchange. If, at the close of business on any day, the market value of the deposited securities falls below the contract price, the fund will deposit with the custodian cash or liquid securities equal in value to the deficiency.

- OPTIONS ON FUTURES CONTRACTS. Under Commodities Futures Trading Commission ("CFTC") Regulations, a fund may engage in futures transactions, either for "bona fide hedging" purposes, as this term is defined in the CFTC Regulations, or for non-hedging purposes to the extent that the aggregate initial margins and option premiums required to establish such non-hedging positions do not exceed 5% of the liquidation value of the fund's portfolio. In the case of an option on futures contracts that is "in-the-money" at the time of purchase (i.e., the amount by which the exercise price of the put option exceeds the current market value of the underlying security, or the amount by which the current market value of the underlying security exceeds the exercise price of the call option), the in-the-money amount may be excluded in calculating this 5% limitation.

- COVERAGE. When a fund purchases or sells a stock index futures contract, or sells an option thereon, the fund "covers" its position. To cover its position, a fund may maintain with its custodian bank (and marked-to-market on a daily basis), a segregated account consisting of cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise "cover" its position. If the fund continues to engage in the described securities trading practices and properly segregates assets, the segregated account will function as a practical limit on the amount of leverage which the fund may undertake and on the potential increase in the speculative character of the fund's outstanding portfolio securities. Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the fund arising from such investment activities.

       A fund may cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. A fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract. A fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contracts, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract.

       A fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. A fund may also cover its sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option. A fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. A fund may also cover its sale of a put option by taking positions in instruments with prices which are expected to move relatively consistently with the put option.

OTHER INFORMATION REGARDING FUTURES AND OPTIONS. The following paragraphs pertain to futures and options:

- COMBINED POSITIONS. Combined positions involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

- CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options or futures position will not track the performance of the fund's other investments.

       Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

- LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options or futures positions could also be impaired.

ILLIQUID SECURITIES. Illiquid securities cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Difficulty in selling securities may result in a loss or may be costly to a fund. Under the supervision of an underlying fund's board of trustees, the investment manager determines the liquidity of a fund's investments. In determining the liquidity of a fund's investments, the investment manager may consider various factors, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security).

INDEXED SECURITIES. Indexed securities are instruments whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Mortgage-indexed securities, for example, could be structured to replicate the performance of mortgage securities and the characteristics of direct ownership.

Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

LOANS AND OTHER DIRECT DEBT INSTRUMENTS. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a fund supply additional cash to a borrower on demand.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than an unsecured loan in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

MONEY MARKET SECURITIES. See discussion on page [3] under the heading "Additional Permitted Investments."

PUT FEATURES. Put features entitle the holder to sell a security back to the issuer or a third party at any time or at specified intervals. In exchange for this benefit, a fund may accept a lower interest rate. Securities with put features are subject to the risk that the put provider is unable to honor the put feature (purchase the security). Put providers often support their ability to buy securities on demand by obtaining letters of credit or other guarantees from other entities. Demand features, standby commitments, and tender options are types of put features.

REPURCHASE AGREEMENTS. See discussion on page [4] under the heading "Additional Permitted Investments."

RESTRICTED SECURITIES. Restricted securities are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. An underlying fund will enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by its investment manager. Such transactions may increase fluctuations in the market value of a fund's assets or a fund's yield and may be viewed as a form of leverage.

SECURITIES LENDING. Underlying funds may lend securities to parties such as broker-dealers or other institutions. Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrower provides the fund with collateral in an amount at least equal to the value of the securities loaned. A fund maintains the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a fund is not able to recover the securities loaned, the fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Loans will be made only to parties deemed by the investment manager to be in good standing and when, in the investment manager's judgment, the income earned would justify the risks.

Cash received as collateral through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment, as well as the securities loaned, to market appreciation or depreciation.

SHORT SALES. An underlying fund may engage in short sales transactions under which the fund sells a security it does not own. To complete such a transaction, the fund must borrow the security to make delivery to the buyer. The fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the fund. Until the security is replaced, the fund is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, the fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.

Until the fund closes its short position or replaces the borrowed security, the fund will: (a) maintain a segregated account containing cash or liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short; or (b) otherwise cover the fund's short position.

A fund may also engage in short sales "against the box." A fund sells short "against the box" if, at the time of the short sale, the fund owns or has the right to acquire an equal amount of the security being sold at no additional cost. A fund may sell short "against the box" when the fund wants to sell the security it owns at a current attractive price, in order to hedge or limit the exposure of the fund's position.

SECURITIES OF OTHER INVESTMENT COMPANIES. Securities of other investment companies, including shares of closed-end investment companies, unit investment trusts, open-end investment companies, and real estate investment trusts represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market. Federal securities laws limit the extent to which a fund can invest in securities of other investment companies.

- REAL ESTATE INVESTMENT TRUSTS. Equity real estate investment trusts own real estate properties, while mortgage real estate investment trusts make construction, development, and long-term mortgage loans. Their value may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. Both types of trusts are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.

SECURITIES LENDING. A fund may lend securities to parties such as broker-dealers or other financial institutions. Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrower provides the fund with collateral in an amount at least equal to the value of the securities loaned. The fund maintains the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a fund is not able to recover the securities loaned, a fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Loans will be made only to parties deemed by the investment manager to be in good standing and when, in the investment manager's judgment, the income earned would justify the risks.

Cash received as collateral through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment, as well as the securities loaned, to market appreciation or depreciation.

SWAP AGREEMENTS. Swap Agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift a fund's investment exposure from one type of investment to another. For example, if the fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and yield.

The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a fund. If a swap agreement calls for payments by the fund, the fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses. A fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

VARIABLE AND FLOATING RATE SECURITIES. See discussion on page [5] under the heading "Additional Permitted Investments."

WHEN-ISSUED AND FORWARD PURCHASE OR SALE TRANSACTIONS. When-issued and forward purchase or sale transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered.

When purchasing securities pursuant to one of these transactions, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with a fund's investments. If a fund remains substantially fully invested at a time when a purchase is outstanding, the purchases may result in a form of leverage. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could miss a favorable price or yield opportunity or suffer a loss. A fund may renegotiate a when-issued or forward transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund.


TRUSTEES AND OFFICERS OF THE TRUST

The Trustees are responsible for the general supervision of the Trust's business. The Trust's officers are responsible for the day to day operations of the Trust. The names and addresses (and ages) of the Trustees and Officers, together with information as to their principal business occupations during the past five years, are set forth below. Unless otherwise noted, the principal business address of each Trustee and each of the Trust's Officers is ______________. Fees and expenses for Trustees who are not officers or employees of the Adviser, or a company that is an affiliate of the Adviser, will be paid by the Trust.

[LIST TRUSTEES]

---------------------
* Denotes an "interested person" of the Trust as that term is defined in the 1940 Act.

As of the date of this SAI, the Trustees and Officers of the Trust, as a group, owned less than 1% of the outstanding shares of each Profile Fund.

The estimated compensation to be paid by the Trust to each of its Trustees serving during the current fiscal year ending _________, 2001, is set forth in the table below:

---------------------------------------------------------------------------------------------------------
                            Estimated                                                Total Compensation
                            Aggregate           Pension or                             From Trust and
                        Compensation From       Retirement                            Fund Complex Paid
                          Trust for the      Benefits Accrued     Estimated Annual     to Trustees for
                       Fiscal Year Ending     as Part of Fund      Benefits Upon       the Fiscal Year
   Name of Person           _/_/2001             Expenses            Retirement        Ending _/_/2001
---------------------------------------------------------------------------------------------------------
                                                   None                 None
---------------------------------------------------------------------------------------------------------
                                                   None                 None
---------------------------------------------------------------------------------------------------------
                                                   None                 None
---------------------------------------------------------------------------------------------------------
                                                   None                 None
---------------------------------------------------------------------------------------------------------
                                                   None                 None
---------------------------------------------------------------------------------------------------------
                                                   None                 None
---------------------------------------------------------------------------------------------------------
                                                   None                 None
---------------------------------------------------------------------------------------------------------


INVESTMENT ADVISORY SERVICES

[ADDITIONAL DESCRIPTION OF ADVISER] As of ________, 2000, the assets under management of the Adviser were approximately $__ billion.

The Trust and the Adviser have entered into an advisory agreement (the "Advisory Agreement") dated as of __________, 2000 with respect to the Profile Funds. Under the Advisory Agreement, the Adviser serves as the investment adviser for each series of the Trust and provides investment advice to the Profile Funds and oversees the day-to-day operations of the Profile Funds, subject to direction and control by the Trustees and the officers of the Trust. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The continuance of the Advisory Agreement, after the first two years, must be specifically approved at least annually (i) by the vote of the Trustees, and
(ii) by the vote of a majority of the Trustees who are not parties to the Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. An Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Profile Funds by a majority of the outstanding shares of the appropriate Profile Funds, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust.

Pursuant to the Advisory Agreement, the Profile Funds pay the Adviser the following fees at an annual rate of .10% based on the average daily net assets for each respective Fund.

ADMINISTRATOR

Pursuant to the administration agreement dated __________, 2000 (the "Administration Agreement") adopted by the Trust, _____________ (the "Administrator") serves as the administrator of the Trust. The Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. For these administrative services, the Administrator is entitled to a fee, which is detailed below in the following schedule:

         FEE (AS A PERCENTAGE OF AGGREGATE
               AVERAGE ANNUAL ASSETS)                   AGGREGATE TRUST ASSETS
                       [__]%                                   First $[ ]

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect with respect to the Funds until ____, 2000 and shall continue in effect for successive periods of three years unless terminated by either party on not less than 90 days' written notice to the other party.

DISTRIBUTOR

Pursuant to the distribution agreement dated __________, 2000 (the "Distribution Agreement") adopted by the Trust, ____________ (the "Distributor"), acts as distributor for the Trust under the general supervision and control of the Trustees and the Officers of the Trust. The Distribution Agreement is renewable annually. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Trustees who are not interested persons and have no financial interest in the Distribution Agreement or by a majority of the outstanding shares of the Trust upon not more than 60 days' written notice by either party or upon assignment by the Distributor.

The Funds have adopted a Distribution Services Plan for their Service Shares (the "Plan"). Under the Plan, the Distributor, or designated Service Providers, may receive up to .25% of each Fund's assets attributable to Institutional Shares as compensation for distribution services pursuant to Rule 12b-1 of the 1940 Act. Distribution services may include: (i) services in connection with distribution assistance, or (ii) payments to financial institutions and other financial intermediaries, such as banks, savings and loan associations, insurance companies, investment counselors, broker-dealers, mutual fund "supermarkets" and the Distributor's affiliates and subsidiaries, as compensation for services or reimbursement of expenses incurred in connection with distribution assistance. The Distributor may, at its discretion, retain a portion of such payments to compensate itself for distribution services and distribution related expenses such as the costs of preparation, printing, mailing or otherwise disseminating sales literature, advertising, and prospectuses (other than those furnished to current shareholders of the Fund), promotional and incentive programs, and such other marketing expenses that the Distributor may incur.

Continuance of the Plan is subject to annual approval by a vote of the Trustees, including a majority of the Trustees who are not interested persons of the fund and who have no direct or indirect interest in the plan or related arrangements (the "Qualified Trustees"), cast in person at a meeting called for that purpose. All material amendments to the Plan must be likewise approved by the Trustees and the Qualified Trustees. The Plan may not be amended in order to increase materially the costs which the Funds may bear for distribution pursuant to such plan without also being approved by a majority of the outstanding voting securities of a Fund or the relevant class of a Fund, as the case may be. The Plan terminates automatically in the event of its assignment and may be terminated without penalty, at any time, by a vote of a majority of the Qualified Trustees or by a vote of a majority of the outstanding voting securities of a Fund or the relevant class of a Fund, as the case may be.

The Distributor compensates qualifying dealers (including, for this purpose, certain financial institutions) for sales of shares and the maintenance of shareholder accounts. The Distributor may suspend or modify its payments to dealers. The payments are also subject to the continuation of the Plan, the terms of the service agreements between the dealers and the Distributor and any applicable limits imposed by the National Association of Securities Dealers, Inc. Financial institutions receiving payments from the Distributor as described above may be required to comply with various state and federal regulatory requirements, including among others those regulating the activities of securities brokers or dealers.

PERFORMANCE INFORMATION

From time to time, the Trust may advertise the total return of the Profile Funds. These figures will be based on historical earnings and are not intended to indicate future performance. No representation can be made concerning actual future yields or returns.

The Profile Funds may periodically compare their performance to other mutual funds tracked by mutual fund rating services, to broad groups of comparable mutual funds, or to unmanaged indices. These comparisons may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

CALCULATION OF TOTAL RETURN

The total return of the Profile Funds refer to the average compounded rate of return to a hypothetical investment for designated time periods (including, but not limited to, the period from which that Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return will be calculated according to the following formula: P (1 + T)(to the power of n)= ERV, where P = a hypothetical initial payment of $1,000; T = average annual total return; n = number of years; and ERV = ending redeemable value, as of the end of the designated time period, of a hypothetical $1,000 payment made at the beginning of the designated time period.

COMPUTATION OF YIELD

In addition to the total return quotations discussed above, a Profile Fund also may advertise its yield based on a thirty-day (or one month) period ended on the date of the most recent balance sheet included in the Trust's Registration Statement, computed by dividing the net investment income per share of a Profile Fund earned during the period by the maximum offering price per Fund share on the last day of the period, according to the following formula: YIELD = 2[(a-b/cd) + 1](to the power of 6)- 1, where: a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursements); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.

Under this formula, interest earned on debt obligations for purposes of "a" above, is calculated by (i) computing the yield to maturity of each obligation held by the Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), (ii) dividing that figure by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest as referred to above) to determine the interest income on the obligation that is in the Fund's portfolio (assuming a month of thirty days), and (iii) computing the total of the interest earned on all debt obligations and all dividends accrued on all equity securities during the thirty-day or one month period. In computing dividends accrued, dividend income is recognized by accruing 1/360 of the stated dividend rate of a security each day that the security is in the Fund's portfolio. Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price calculation required pursuant to "d" above.

The Fund from time to time may also advertise its yield based on a thirty-day period ending on a date other than the most recent balance sheet included in the Trust's Registration Statement, computed in accordance with the yield formula described above, as adjusted to conform with the differing period for which the yield computation is based. Any quotation of performance stated in terms of yield (whether based on a thirty-day or one month period) will be given no greater prominence than the information prescribed under SEC Rules.

PURCHASE OF SHARES

The purchase price of shares of the Profile Funds is the net asset value next determined after the order is received. The net asset value is calculated as of the regular close of the New York Stock Exchange (NYSE), generally 4 p.m., Eastern time, on each day the NYSE is open for business and on any other day on which there is sufficient trading in each Profile Fund's underlying securities to materially affect its net asset value per share. An order received prior to the close of the NYSE will be executed at the price computed on the date of receipt; and an order received after the close of the NYSE will be executed at the price computed on the next day the NYSE is open.

Each Profile Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Profile Fund, and (iii) to reduce or waive the minimum investment for or any other restrictions on initial and subsequent investments for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of Profile Fund's shares.

REDEMPTION OF SHARES

Each Profile Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the NYSE is closed, or trading on the NYSE is restricted as determined by the SEC, (ii) during any period when an emergency exists as defined by the SEC as a result of which it is not reasonably practicable for the Profile Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the SEC may permit.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by a Profile Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions.

A Shareholder will at all times be entitled to aggregate cash redemptions from all Profile Funds of the Trust during any 90-day period of up to the lesser of $250,000 or 1% of the Trust's net assets.

DETERMINATION OF NET ASSET VALUE

Each Profile Fund's share price, or "net asset value" per share, is calculated by dividing the total assets of the Fund, less all liabilities, by the total number of shares outstanding. This determination is made with reference to and in reliance upon each Profile Fund's investments in underlying funds and their respective net asset values.

TAX CONSIDERATIONS

The following is only a summary of certain additional federal income tax considerations generally affecting the Profile Funds and their shareholders that are not described in the Trust's prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Profile Funds or their shareholders, and the discussion here and in the Profile Funds' prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state and local tax liabilities.

FEDERAL INCOME TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS

The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.


QUALIFICATION AS REGULATED INVESTMENT COMPANY

Each Fund intends to qualify and elect to be treated as a "regulated investment company" ("RIC") as defined under Subchapter M of the Code. By following such a policy, the Funds expect to eliminate or reduce to a nominal amount the federal taxes to which it may be subject.

In order to qualify as a RIC, a Fund must distribute at least 90% of its net investment income (which includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses less operating expenses) and at least 90% of its net Tax Exempt interest income, for each tax year, if any, to its shareholders and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of a Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities, or certain other income; (ii) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or business.

Although the Funds intend to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, each Fund will be subject to federal income taxation to the extent any such income or gains are not distributed.

If a Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of a Fund's current and accumulated earnings and profits. In this event, distributions generally will be eligible for the dividends-received deduction for corporate shareholders.

DISTRIBUTIONS

Distributions of investment company taxable income will be taxable to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are reinvested in additional shares, to the extent of a Fund's earnings and profits. The Funds anticipate that they will distribute substantially all of their investment company taxable income for each taxable year.

A Fund may either retain or distribute to shareholders its excess of net long-term capital gains over net short-term capital losses (net capital gains). If such gains are distributed as a capital gains distribution, they are taxable to shareholders who are individuals at a maximum rate of 20%, regardless of the length of time the shareholder has held shares. If any such gains are retained, a Fund will pay federal income tax thereon.

In the case of corporate shareholders, distributions (other than capital gains distributions) from a RIC, generally qualify for the dividends-received deduction only to the extent of the gross amount of qualifying dividends received by a portfolio for the year. Generally, and subject to certain limitations, a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. Accordingly, such distributions will generally qualify for the corporate dividends-received deduction.

Ordinarily, investors should include all dividends as income in the year of payment. However, dividends declared payable to shareholders of record in October, November or December of one year, but paid in January of the following year, will be deemed for tax purposes to have been received by the shareholder and paid by a Fund in the year in which the dividends were declared.

A Fund will provide a statement annually to shareholders as to the federal tax status of distributions paid (or deemed to be paid) by a Fund during the year, including the amount of dividends eligible for the corporate dividends-received deduction.

SALE OR EXCHANGE OF FUND SHARES

Generally, gain or loss on the sale or exchange of a share will be capital gain or loss that will be long-term if the share has been held for more than twelve months and otherwise will be short-term. For individuals, long-term capital gains are currently taxed at a maximum rate of 20% and short-term capital gains are currently taxed at ordinary income tax rates. However, if a shareholder realizes a loss on the sale, exchange or redemption of a share held for six months or less and has previously received a capital gains distribution with respect to the share (or any undistributed net capital gains of a Profile Fund with respect to such share are included in determining the shareholder's long-term capital gains), the shareholder must treat the loss as a long-term capital loss to the extent of the amount of the prior capital gains distribution (or any undistributed net capital gains of a Profile Fund that have been included in determining such shareholder's long-term capital gains). In addition, any loss realized on a sale or other disposition of shares will be disallowed to the extent an investor repurchases (or enters into a contract or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

In certain cases, a Profile Fund will be required to withhold, and remit to the United States Treasury, 31% of any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, or (3) has failed to certify to a Fund that such shareholder is not subject to backup withholding.

FEDERAL EXCISE TAX

If a Profile Fund fails to distribute in a calendar year at least 98% of its ordinary income for the year and 98% of its capital gain net income (the excess of short and long term capital gains over short and long term capital losses) for the one-year period ending October 31 of that year (and any retained amount from the prior calendar year), a Profile Fund will be subject to a nondeductible 4% Federal excise tax on the undistributed amounts. A Profile Fund intends to make sufficient distributions to avoid imposition of this tax, or to retain, at most its net capital gains and pay tax thereon.

STATE AND LOCAL TAXES

A Fund is not liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Distributions by a Fund to shareholders and the ownership of shares may be subject to state and local taxes.

OTHER INFORMATION

DESCRIPTION OF SHARES. The Declaration of Trust authorizes the issuance of an unlimited number of portfolios and shares of each Profile Fund, each of which represents an equal proportionate interest in the portfolio with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the portfolio. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series of shares. All consideration received by the Trust for shares of any additional series and all assets in which such consideration is invested would belong to that series and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

VOTING RIGHTS. You receive one vote for every full Profile Fund share owned. All shares of the Trust will vote together as a single class without regard to series or classes of shares on all matters except, (i) when required by the Investment Company Act of 1940 or when the Trustees have determined that the matter affects the interests of one or more series or classes materially differently, shares will be voted by individual series or class; and (ii) when the Trustees have determined that the matter affects only the interest of one or more series or classes, only shareholders of that series or class shall be entitled to vote thereon. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if a fund were liquidated, would receive the net assets of that fund. As a Delaware business trust, the Trust is not required to hold annual shareholder meetings unless otherwise required by the 1940 Act. However, a meeting may be called by shareholders owning at least 10% of the outstanding shares of the Trust. If a meeting is requested by shareholders, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting. Shareholder inquiries can be made by calling [(800) XXX-XXXX], or by writing to the Trust at [400 Bellevue Parkway, Wilmington DE 19809.

CODE OF ETHICS. The Board of Trustees of the Trust has adopted a Code of Ethics (the "Code") pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser and Distributor have also adopted Codes of Ethics pursuant to Rule 17j-1, which were reviewed and approved by the Trust's Board of Trustees. The Code (and those of the Adviser and Distributor) applies to the personal investing activities of trustees, directors, officers and certain employees ("access persons"). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under the Codes, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements. Each Code is on file with the SEC, and is available to the public.

REPORTING. You will receive the Trust's unaudited financial information and audited financial statements. In addition, the Trust will send you proxy statements and other reports. If you are a customer of a financial institution that has purchased shares of a Fund for your account, you may, depending upon the nature of your account, receive all or a portion of this information directly from your financial institution.

SHAREHOLDER INQUIRIES. You may visit the Trust's web site at [www.pncprofilefunds.com] or call [(800) XXX-XXXX] to obtain information on account statements, procedures, and other related information.

SHAREHOLDER LIABILITY. The Trust is an entity of the type commonly known as a "Delaware business trust." Delaware law limits the personal liability of shareholders of Delaware business trusts and affords shareholders the same protections as shareholders of private corporations with regard to personal liability. Furthermore, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust's property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY. The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

CUSTODIAN. PNC Bank, N.A. (the "Custodian") serves as custodian for the Trust. The Custodian holds cash, securities, and other assets of the Trust as required by the 1940 Act.

TRANSFER AGENT. PFPC, Inc. (the "Transfer Agent") serves as the Profile Funds' transfer agent.

INDEPENDENT PUBLIC ACCOUNTANTS. [____________] serves as independent public accountants for the Trust.

LEGAL COUNSEL. Morgan, Lewis & Bockius LLP serves as legal counsel to the Trust.

                            PART C: OTHER INFORMATION

ITEM 23. Exhibits.

        (a)       Declaration of Trust of PNC Advisors Fund is filed herewith.

        (b)       By-Laws of PNC Advisors Fund are filed herewith.

        (c)       Not applicable.

        (d)       Investment Advisory Agreement between PNC Advisors Fund and [__________] dated
                  [__________].*

        (e)       Distribution Agreement between PNC Advisors Fund and [__________] dated [__________].*

        (f)       Not applicable

        (g)       Custodian Agreement between PNC Advisors Fund and [__________] dated [__________].*

        (h)(1)    Administration Agreement between PNC Advisors Fund and [__________] dated [__________].*

        (h)(2)    Transfer Agency Agreement between PNC Advisors Fund and [__________] dated [__________].*

        (i)       Legal Opinion and Consent of Counsel.*

        (j)       Not applicable.

        (k)       Not applicable.

        (l)       Not applicable.

        (m)       Rule 12b-1 Plan for the Institutional Shares of the Profile Funds.*

        (n)       Not applicable.

        (p)(1)    Code of Ethics of PNC Advisors Fund.*

        (p)(2)    Code of Ethics of [ADVISER].*

        (p)(3)    Code of Ethics of [DISTRIBUTOR].*

                  * To be filed by amendment.

ITEM 24.  Persons Controlled by or Under Common Control with the Fund

       Not applicable.

ITEM 25.  Indemnification

       The Trust is organized as a Delaware business trust and is operated pursuant to an Agreement and Declaration of Trust, (the "Declaration of Trust"), that permits the Trust to indemnify its trustees and officers under certain circumstances. Such indemnification, however, is subject to the limitations imposed by the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended. The Declaration of Trust provides that officers and trustees of the Trust shall be indemnified by the Trust against liabilities and expenses incurred or paid in connection with any claim, action, suit, or proceedings against them by reason of the fact that they each serve as an officer or trustee of the Trust or as an officer or trustee of another entity at the request of the entity. This indemnification is subject to the following conditions:

       (a) no trustee or officer of the Trust is indemnified against any liability to the Trust or its security holders that was the result of any willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office;

       (b) officers and trustees of the Trust are indemnified only for actions taken in good faith which the officers and trustees believed were in or not opposed to the best interests of the Trust; and

       The Declaration of Trust provides that if indemnification is not ordered by a court, indemnification may be authorized upon determination by shareholders, or by a majority vote of a quorum of the trustees who were not parties to the proceedings or, if this quorum is not obtainable, if directed by a quorum of disinterested trustees, or by independent legal counsel in a written opinion, that the persons to be indemnified have met the applicable standard.

       Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Trust pursuant to foregoing provisions, or otherwise, the Trust has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for Fund expenses incurred or paid by a director, officer or controlling person of the Fund in the successful defense of any action, suit or proceeding is asserted by such director, officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.  Business and Other Connections of the Investment Adviser

       The Trust has not yet engaged an Investment Adviser.

ITEM 27.  Principal Underwriters

       The Trust has not yet engaged a Distributor.

       (a)    Not applicable.

       (b)    Not applicable.

       (c)    Not applicable.

ITEM 28.  Location of Accounts and Records

       To be completed by Amendment.

ITEM 29.  Management Services

       Not applicable.

ITEM 30.  Undertakings

       Not applicable.

                                   SIGNATURES

       Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement (File No._________) to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, State of Pennsylvania on this 21st day of December, 2000.


                                            PNC Advisors Fund

                                            By: /s/ D.Duncan Orr
                                                ------------------------------
                                                   D. Duncan Orr
                                                   President


       Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following person in the capacities and on the dates indicated.



By:/s/D. Duncan Orr         President, Trustee and Chief
   ----------------------   Financial Officer               December 21, 2000
      D. Duncan Orr

                                  EXHIBIT INDEX

        (a)       Declaration of Trust of PNC Advisors Fund is filed herewith.

        (b)       By-Laws of PNC Advisors Fund are filed herewith.